UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934
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STARWOOD PROPERTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2022 PROXY STATEMENT

and Notice of Annual Meeting of Shareholders

LETTER FROM OUR
CHAIRMAN AND CEO

March 18, 2022

Dear Shareholders and Stakeholders of Starwood Property Trust:

The directors and officers of Starwood Property Trust, Inc. (the “Company”) join me in extending to you a cordial invitation to attend the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”), which will be conducted via live audio webcast on April 28, 2022 at 3:00 p.m. Eastern time. In order to provide expanded access, improved communication and cost savings for our shareholders and our Company, this year’s Annual Meeting will again be conducted virtually. You will be able to attend the virtual Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting:

www.virtualshareholdermeeting.com/STWD2022.

To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 2:45 p.m. Eastern time. Please note that there is no in-person meeting for you to attend.

At the Annual Meeting, we are seeking to elect eight directors. The shareholders will also be asked to vote, on an advisory basis, to approve the Company’s executive compensation as disclosed in the accompanying proxy statement and to vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current calendar year. In addition, we are asking shareholders to approve two new equity incentive plans and a new employee stock purchase plan. The accompanying Notice of the 2022 Annual Meeting of Shareholders and proxy statement describes each of these matters in further detail.

Even if you plan to attend the Annual Meeting via the live webcast, please submit your proxy as promptly as possible—by telephone, via the Internet or, if you requested a printed set of the Company’s proxy materials, by completing, signing and returning a proxy card. We encourage you to vote by Internet. Even if you submit a vote prior to the Annual Meeting, you will have an opportunity to change your earlier vote and vote again during the Annual Meeting.

We ask for your voting support for the items presented in this proxy statement and thank you for your investment, and your faith, in us.

Sincerely,

Barry S. Sternlicht
Chairman and Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2022

To the Shareholders of Starwood Property Trust, Inc.:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Starwood Property Trust, Inc., a Maryland corporation (the “Company”), will be held via live audio webcast on April 28, 2022 at 3:00 p.m., Eastern time, at www.virtualshareholdermeeting.com/STWD2022, to consider and vote on the following matters:
1.
The election of the eight director nominees identified in the accompanying proxy statement, each to serve for a one-year term expiring at our 2023 Annual Meeting of Shareholders, and with each elected director holding office until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2.	The approval, on an advisory basis, of the Company’s executive compensation as disclosed in the accompanying proxy statement;
3.	The approval of the Starwood Property Trust, Inc. Employee Stock Purchase Plan;
4.	The approval of the Starwood Property Trust, Inc. 2022 Manager Equity Plan;
5.	The approval of the Starwood Property Trust, Inc. 2022 Equity Plan;
6.	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022; and
7.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Details concerning those matters to come before the Annual Meeting are set forth in the accompanying Proxy Statement for your review.
The Board of Directors of the Company has fixed March 2, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any meetings held upon adjournment or postponement thereof. Only the holders of record of the Company’s shares of common stock as of the close of business on March 2, 2022 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
On or about March 18, 2022, we first mailed the Notice of Internet Availability of Proxy Materials and posted our proxy materials on the website referenced in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com). For shareholders who already requested to receive a printed set of proxy materials, we mailed this Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2021. Shareholders of record may vote their shares by telephone, via the Internet, virtually at the Annual Meeting or, if such shareholder received a printed set of proxy materials, by signing, dating and mailing the proxy card provided with the written proxy materials. Instructions regarding all methods of voting are contained in the Notice of Internet Availability of Proxy Materials or, for printed sets of proxy materials, on the proxy card that is included with the Proxy Statement.

Shareholders are cordially invited to attend the virtual Annual Meeting via live webcast. Your vote is important. Whether or not you plan to attend the Annual Meeting via the live webcast, please authorize proxies to cast your votes today by following the easy instructions in the Notice of Internet Availability of Proxy Materials or, if you requested a printed set of proxy materials, on the proxy card enclosed with the proxy materials.
By Order of the Board of Directors,

Andrew J. Sossen
Secretary
Dated: March 18, 2022
Greenwich, Connecticut

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING VIRTUALLY OR BY PROXY; PLEASE PROMPTLY VOTE BY TELEPHONE, VIA THE INTERNET OR, IF YOU REQUESTED A PRINTED SET OF THE PROXY MATERIALS, BY MARKING, DATING, SIGNING AND RETURNING A PROXY CARD. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL INNISFREE M&A INCORPORATED, THE COMPANY’S PROXY SOLICITOR, TOLL-FREE AT 888-750-5834 (BANKS AND BROKERS MAY CALL COLLECT AT 212-750-5833).
Important Notice of Internet Availability of Proxy Materials for the 2022 Annual Meeting to Be Held on April 28, 2022.
Our proxy materials relating to the Annual Meeting (notice, proxy statement and annual report) are available at www.proxyvote.com and can also be viewed on our website at www.ir.starwoodpropertytrust.com/proxymaterials.

Proposal 3: Approval Of The Starwood Property Trust, Inc. Employee Stock Purchase Plan	41
Recommendation of the Board	44
Proposal 4: Approval Of The Starwood Property Trust, Inc. 2022 Manager Equity Plan	45
Recommendation of the Board	48
Proposal 5: Approval Of The Starwood Property Trust, Inc. 2022 Equity Plan	49
Recommendation of the Board	53
OUR AUDITORS	54
Proposal 6: Ratification Of Appointment Of Deloitte & Touche Llp To Be The Company’s Independent Registered Public Accounting Firm For The Calendar Year Ending December 31, 2022	54
Proposed Independent Registered Public Accounting Firm	54
Recommendation of the Board and its Audit Committee	54
Independent Registered Public Accounting Firm	55
Pre-Approval Policies for Services of Independent Registered Public Accounting Firm	55
Report of the Audit Committee	56

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	57
Management Agreement	57
Grants of Equity Compensation to the Manager	60
SEREF and Related Transactions	61
SCG Core-Plus Investment	61
Office Campus Loan Investment	62
Energy Loans	62
Residential Mortgage Loans	62

PROXY STATEMENT — ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION

This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are being provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Starwood Property Trust, Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”), to be held virtually, via live webcast, accessible at www.virtualshareholdermeeting.com/STWD2022 on April 28, 2022 at 3:00 p.m., Eastern time, and any adjournments or postponements thereof. In accordance with the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are making our proxy materials available to our shareholders electronically via the Internet. Accordingly, on or about March 18, 2022, the Company will be mailing a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access the proxy materials on the Internet, how to vote online or by telephone and, if desired, how to receive a printed set of the proxy materials. For additional details regarding the Annual Meeting and voting generally, please refer to “Information Concerning the Annual Meeting and Voting.”
Matters to Be Voted on at the Annual Meeting
At the Annual Meeting, the following matters will be voted on:
1.
The election of the eight director nominees identified in this Proxy Statement, each to serve for a one-year term expiring at our 2023 Annual Meeting of Shareholders, and with each elected director holding office until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2.	The approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;
3.	The approval of the Starwood Property Trust, Inc. Employee Stock Purchase Plan (the “ESPP”);
4.	The approval of the Starwood Property Trust, Inc. 2022 Manager Equity Plan (the “2022 Manager Equity Plan”);
5.	The approval of the Starwood Property Trust, Inc. 2022 Equity Plan (the “2022 Equity Plan”);
6.
The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022; and

7.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
2022 Proxy Statement 1

OUR BOARD

PROPOSAL 1:
ELECTION OF DIRECTORS
The Board recommends a vote “FOR” our nominees

The members of the Board, who are elected annually, reflect our agility, teamwork and drive for excellence. The members of the Board also bring expertise from key sectors, including real estate, technology/digital, finance/investment, law and management. The Board has unanimously selected each of our current directors, Richard D. Bronson, Jeffrey G. Dishner, Camille J. Douglas, Solomon J. Kumin, Fred Perpall, Fred S. Ridley, Barry S. Sternlicht and Strauss Zelnick, as nominees for election as directors of the Company, each to serve for a one-year term expiring at our 2023 Annual Meeting of Shareholders, and with each elected director holding office until his or her successor has been elected and qualified or until his or her earlier resignation or removal.
The Board recommends a vote FOR the election of each of the nominees for director named above. The experience, qualifications, attributes and skills of the nominees are described further in the following table and below:
Experience/ Qualifications	Richard Bronson	Jeffrey Dishner	Camille Douglas	Solomon Kumin	Fred Perpall	Fred Ridley	Barry Sternlicht	Strauss Zelnick
Business Leadership
Corporate Governance
Strategy & Operations
REIT/Real Estate
Legal/ Regulatory
Financial/ Accounting
Risk Oversight/ Management
Digital/ Technology
Gender	M	M	F	M	M	M	M	M
Race/Ethnicity
Black/African American
Caucasian/White
2 STARWOOD PROPERTY TRUST

BOARD NOMINEES —
WHO WE ARE

The biographical information below summarizes each director’s age, term, tenure as a director of the Company, board committee memberships, principal occupation, positions with the Company and business experience, including the experiences, qualifications, skills and attributes that led to the Nominating and Corporate Governance Committee’s conclusion that the nominee should stand for election as a director. The information presented below has been confirmed by each nominee for purposes of its inclusion in this Proxy Statement.

RICHARD D. BRONSON

Chairman, The Bronson Companies

Lead Independent Director

Age: 77

Director since 2009

Committee Membership

• Audit Committee

• Compensation Committee (Chair)

• Nominating and Corporate Governance Committee

EXPERIENCE

• Chairman of The Bronson Companies, LLC, a real estate development, investment and advisory company based in Beverly Hills, California (2000-present)

• Former President of New City Development, an affiliate of Mirage Resorts, Development, where he oversaw the company’s new business initiatives and activities outside of Nevada

• For over 30 years, he has been involved in the development of myriad commercial properties throughout the United States including the creation of more than 100 real estate projects

QUALIFICATIONS

Mr. Bronson’s experience and knowledge in the real estate industry enable him to provide valuable insight into potential investments and the current state of the commercial real estate markets

OTHER

CURRENT PUBLIC BOARDS

• Starwood Real Estate Income Trust, Inc., a public non-listed real estate investment trust focused on acquiring stabilized, income-oriented commercial real estate and debt secured by commercial real estate in both the U.S. and Europe, in which an affiliate of the Company is a shareholder

• Invitation Homes Inc., a publicly traded REIT focused on the single-family residential business based in Dallas, Texas

FORMER PUBLIC BOARDS

•  Mirage Resorts

• TRI Pointe Group, Inc., a homebuilding and design company based in Irvine, California, in which an affiliate of the Company was a shareholder and which, after a 2015 reorganization, became the successor issuer to TRI Pointe Homes, Inc.

MISCELLANEOUS

• Serves on the Advisory Board of the Neurosurgery Division at UCLA Medical Center in Los Angeles, where he and his wife, Edie Baskin Bronson, were the recipients of the department’s 2018 “Visionary Award”

• Served as a Trustee and Vice President of the International Council of Shopping Centers, an association representing more than 70,000 industry professionals in 100 countries

•  Former member of the Board of Trustees of The Forman School in Litchfield, CT

• Former Chairman of the Board of Trustees of The Archer School for Girls in Los Angeles, CA

2022 Proxy Statement 3

JEFFREY G. DISHNER Senior Managing Director and Global Head of Real Estate Acquisitions, Starwood Capital Group Age: 57 Director since 2009 Committee Membership • Investment Committee
EXPERIENCE

• Executive Vice President of SPT Management, LLC, our manager and an affiliate of the Company (the “Manager”) (August 2009-present)

• Senior Managing Director and the Global Head of Real Estate Acquisitions of Starwood Capital Group, a privately-held global investment management firm and an affiliate of the Company (March 2009-present); member of the Executive and Investment Committees; joined firm in 1994

• Commercial Mortgage Finance Group of J.P. Morgan & Co., where he focused on whole-loan dispositions and securitizations for various thrift institutions (1993-1994)

•  Member of the Acquisitions Group at JMB Realty Corporation (1987-1991)

QUALIFICATIONS

Mr. Dishner’s experience in the commercial real estate markets enables him to provide important perspectives on the Company’s investments and the current state of the global commercial real estate markets

EDUCATION

• BS, Economics, Wharton School of the University of Pennsylvania

•  MBA, Amos Tuck School at Dartmouth College

CAMILLE J. DOUGLAS

Senior Managing Director, Acquisitions and Development, LeFrak

Age: 70

Independent Director since 2010

Committee Membership

• Audit Committee

• Nominating and Corporate Governance Committee

EXPERIENCE

• Senior Managing Director, Acquisitions and Development, at LeFrak, a family owned real estate company which owns, develops and manages properties in the New York, Miami and Los Angeles metropolitan areas, among others (present); was previously a Managing Director and Senior Advisor; joined 2010

• Adjunct Professor in Finance and Economics at Columbia Business School (2005-present)

• Founder and Principal of Mainstreet Capital Partners, a private firm focusing on global real estate financial advisory services and transactions for clients in the United States, the U.K., Brazil and India (1999-2010)

•  Senior Vice President, Finance, at Olympia & York (US) (1982-1994)

•  Vice President at Morgan Stanley & Co (1977-1982)

QUALIFICATIONS

Ms. Douglas’s over 40 years of experience in commercial real estate investment, development and finance enables her to provide important perspectives on the Company’s investments as well as potential financings for the Company’s investments

EDUCATION

•  BA, Smith College

•  MCRP, Urban Planning, Harvard University Graduate School of Design

OTHER

CURRENT PUBLIC BOARDS

• Member of the Board of Directors of Tricon Residential Inc., a rental housing company focused on serving the middle-market demographic, which owns and operates approximately 27,000 single-family rental homes and multi-family rental apartments in 21 markets across the United States and Canada.

4 STARWOOD PROPERTY TRUST

SOLOMON J. KUMIN Co-President, Leucadia Asset Management Age: 46 Independent Director since 2014 Committee Membership • Compensation Committee • Investment Committee
EXPERIENCE

• Co-President at Leucadia Asset Management, an asset management firm (2020-present), was previously the Chief Strategic Officer; joined 2018

• Chief Executive Officer of Folger Hill Asset Management, which merged with Schonfeld Strategic Advisors LLC, a hedge fund, in 2018 (2015-2018)

• Chief Operating Officer, S.A.C. Capital Advisors, a hedge fund (2005-2010), joined 2005

• Vice President, Institutional Sales at Sanford C. Bernstein, a subsidiary of AllianceBernstein LP (2001-2005)

•  Started his career at Lazard Asset Management as a Marketing Associate in 1999

QUALIFICATIONS

Mr. Kumin’s experience and knowledge in the asset management industry enable him to provide valuable insight on the Company’s operations, management, capital markets and portfolio allocation

EDUCATION

• BA, Political Science, The Johns Hopkins University

OTHER

•  Member of the Boards of Trustees of The Johns Hopkins University

•  Member of the Boards of Trustees of the Fessenden School in West Newton, MA

• Member of the Boards of Trustees of the Thoroughbred Owners and Breeders Association

• Member of the Boards of Directors of Team Impact and the US Lacrosse Foundation, for which he is the Chairman

• Member of the Trust Board of Boston Children’s Hospital and the Johns Hopkins Lacrosse Advisory Board

FRED PERPALL Chief Executive Officer, The Beck Group Age: 47 Independent Director since 2020 Committee Membership • Audit Committee • Investment Committee
EXPERIENCE

• Chief Executive Officer of The Beck Group, one of the world’s largest integrated design-build firms (2013- Present); has served in various other roles with The Beck Group since 1999

• Alumnus of the 183rd class of Harvard Business School’s Advanced Management Program

•  Former Americas Fellow at The Baker Institute at Rice University

QUALIFICATIONS

Mr. Perpall brings deep leadership and public company experience as well as real estate acumen to the Board

EDUCATION

• BS, Architecture, University of Texas at Arlington

• M. Arch., University of Texas at Arlington

OTHER

CURRENT PUBLIC BOARDS

• Member of the Board of Directors of FedEx Corporation

• Member of the Board of Directors of Triumph Bancorp

MISCELLANEOUS

• Member of the Board of Councilors for The Carter Center

• Member of the United States Golf Association Executive Committee

• Former Chairman of the Dallas Citizens Council

•  Co-Chair of Dallas’ COVID-19 Economic Recovery Task Force

2022 Proxy Statement 5

FRED S. RIDLEY Partner, Foley & Lardner LLP Age: 69 Independent Director since 2018 Committee Membership • Nominating and Corporate Governance Committee
EXPERIENCE

•  Partner at Foley & Lardner LLP (“Foley”), an international law firm (2001-present); former national chair of Foley’s Real Estate Practice, a member and former co-chair of the Hospitality & Leisure Team, a member of the Sports Industry Team and a former member of Foley’s Management Committee

• Partner at Annis Mitchell Cockey Edwards & Roehn, P.A., a law firm that was based in Tampa, FL (1986-2001); Associate (1984-1986)

• Partner at Bucklew, Ramsey & Ridley, P.A., a law firm that was based in Tampa, FL (1982-1984); Associate (1980-1982)

•  Worked at IMG, a sports management firm based in Cleveland, OH (1977-1980)

QUALIFICATIONS

Mr. Ridley has over 35 years of experience and knowledge in the legal and real estate industries enabling him to provide valuable insight into the current state of the commercial real estate markets and potential new investments

EDUCATION

•  BA, Business Administration, University of Florida

•  JD, Stetson University College of Law

OTHER

• Has over 35 years of experience in representing financial institutions and developers of single-family and multifamily real estate projects, including coordination of acquisition and financing issues, environmental and coastal permitting, and negotiations of entitlements with local and state governmental entities

• Recognized by Chambers and Partners for his work in real estate law in its annually published Chambers USA: America’s Leading Business Lawyers each year from 2004 to 2021 and has been selected for inclusion in the 2006 — 2019 Florida Super Lawyers lists

• Recognized by The Legal 500 in the area of real estate and has been selected for inclusion in The Best Lawyers in America© 2006 — 2022

6 STARWOOD PROPERTY TRUST

BARRY S. STERNLICHT Chairman of the Board and Chief Executive Officer of the Company Age: 61 Director since 2009 Committee Membership • Investment Committee (Chair)
EXPERIENCE

• Starwood Property Trust Chairman of the Board and Chief Executive Officer since its inception (2009-present)

• Chairman of the Board and Chief Executive Officer of Starwood Capital Group, a privately-held global investment firm with approximately $115 billion in assets under management and an affiliate of the Company, since its formation (1991-present)

• Chairman and Chief Executive Officer of Starwood Capital Group Management, LLC, a registered investment advisor and an affiliate of the Company (present)

•  Chairman of the Board of Starwood Real Estate Income Trust, Inc. (2017-present)

• Founder, Chairman and Chief Executive Officer of SH Group, a hotel management company that owns and manages the Baccarat Hotels & Resorts, 1 Hotels and Treehouse brands (present)

• Founder and Chairman of Jaws Mustang Acquisition Corporation, Jaws Hurricane Acquisition Corporation and Jaws Juggernaut Acquisition Corporation, special purpose acquisition companies listed on the New York Stock Exchange and NASDAQ.

• Founder, Chairman and Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc. (1995-2005)

QUALIFICATIONS

Mr. Sternlicht’s extensive experience in both the commercial real estate markets and as a senior executive and director of other publicly traded corporations enables him to provide the Board with leadership and financial expertise as well as insight into the current status of the global financial and real estate markets

EDUCATION

•  BA, magna cum laude, with honors, Brown University

• MBA, with distinction, Harvard Business School

OTHER

CURRENT PUBLIC BOARDS

• Cano Health LLC

• Estée Lauder Companies

• Jaws Mustang Acquisition Corporation

• Jaws Hurricane Acquisition Corp.

• Jaws Juggernaut Acquisition Corp.

•  LOG Commercial Properties e Participacoes SA

FORMER PUBLIC BOARDS

• Jaws Acquisition Corp.; Jaws Spitfire Acquisition Corp.; and Vesper Healthcare Acquisition Corp.; A.S. Roma; Invitation Homes; Restoration Hardware; Starwood Waypoint Homes (Co-Chairman), a predecessor company of Invitation Homes; TRI Pointe Group (Chairman); Baccarat S.A. (Chairman), a crystal maker headquartered in Baccarat, France

MISCELLANEOUS

• Over the past 30 years, Mr. Sternlicht has structured investment transactions with an aggregate asset value in excess of $200 billion

• Board Member of Real Estate Roundtable, the Dreamland Film & Performing Arts Center and the Business Committee for the Arts of Americans for the Arts

• Former Chairman of the Board and current Board member of The Robin Hood Foundation

• Member of the U.S. Olympic and Paralympic Foundation Trustee Council, the World Presidents Organization and the Urban Land Institute

2022 Proxy Statement 7

STRAUSS ZELNICK

Chief Executive Officer and Chairman of the Board of Directors of Take-Two Interactive Software

Age: 64

Independent Director since 2009

Committee Membership

• Audit Committee (Chair)

• Nominating and Corporate Governance Committee (Chair)

• Compensation Committee

• Investment Committee

EXPERIENCE

• Take-Two Interactive Software, a video game holding company, Chief Executive Officer (2011-present) and Chairman of the Board of Directors (2007-present)

• Founder of Zelnick Media Capital (“ZMC”), a media enterprise which manages and holds interests in an array of businesses in the United States and Canada (2001-present)

• BMG Entertainment, a music and entertainment company, President and Chief Executive Officer of (1998-2000), President and Chief Executive Officer of North America (1995-1998)

• President and Chief Executive Officer of Crystal Dynamics, a producer and distributor of interactive entertainment software

• President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of Fox Inc.’s worldwide motion picture production and distribution business

•  President and Chief Operating Officer of Vestron Inc.

•  Vice President, International Television, at Columbia Pictures

QUALIFICATIONS

Mr. Zelnick’s experience as a director and senior executive of publicly traded corporations enables him to provide the Company with leadership and financial expertise

EDUCATION

• BA, Wesleyan University

• MBA, Harvard Business School

• JD, Harvard Law School

OTHER

• Represents ZMC as a director of Education Networks of America, Inc., a private company

• Previously served as Chairman and Chief Executive Officer of Columbia Music Entertainment, Chairman of ITN Networks and Chairman of Direct Holdings Worldwide and OTX

•  CBS Corp., Non-Executive Interim Chairman of the Board (2018-2019)

8 STARWOOD PROPERTY TRUST

HOW DIRECTORS ARE SELECTED, ELECTED AND EVALUATED

The Nominating and Corporate Governance Committee, as well as the full Board, examines a number of qualifications, attributes and criteria when identifying and selecting candidates to serve as a director. These include a candidate’s experience, skills, expertise, diversity (including gender and racial/ethnic background), age, personal and professional integrity, character, business judgment, time availability, dedication, independence from management and the Company, potential conflicts of interest and such other factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, as discussed in the section of this Proxy Statement entitled “Our Board—How the Board is Structured and Operates—Board and Committee Meetings—Nominating and Corporate Governance Committee.”
The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that a majority of the entire Board may increase or decrease the number of directors, provided that the number of directors shall never be less than the minimum required by the Maryland General Corporation Law nor more than 15. The Board is currently comprised of eight members.
At the Annual Meeting, eight directors will be elected to serve on the Board, each to serve for a one-year term expiring at our 2023 Annual Meeting of Shareholders, and with each elected director holding office until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Each nominee has agreed to serve as a director if elected, and the Board expects that each nominee will be available for election as a director. However, if any nominee becomes unavailable or is unwilling to serve as a director for any reason, the proxies may exercise their discretion to vote your shares for such other person as the Board may nominate.
Election of each nominee for one of the eight director positions requires the affirmative FOR vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. However, pursuant to our Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then review the director’s continuation on the Board and recommend to the Board whether the Board should accept such tendered resignation. The Board, after giving due consideration to the best interests of the Company and its shareholders, will make a decision on whether to accept the tendered resignation and promptly disclose its decision and, if applicable, the reasons for rejecting the tendered resignation.
2022 Proxy Statement 9

Determination of Director Independence
Pursuant to the Company’s Corporate Governance Guidelines, the Board must be comprised of a majority of directors who qualify as independent directors (“Independent Directors”) under the listing standards of the New York Stock Exchange (the “NYSE”). The Board reviews annually the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) will be considered Independent Directors, subject to additional qualifications prescribed under the listing standards of the NYSE or under applicable law. The Board may adopt and disclose categorical standards to assist it in determining director independence. In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of the NYSE or under applicable law, the director must promptly inform the Chair of the Nominating and Corporate Governance Committee.
The Board considered all relevant facts and circumstances in assessing director independence and has determined that Mr. Bronson, Ms. Douglas, Mr. Kumin, Mr. Perpall, Mr. Ridley and Mr. Zelnick are each Independent Directors. Mr. Sternlicht is not an Independent Director due to his position as Chief Executive Officer of the Company, among other positions. Mr. Dishner is not independent due to his position as Executive Vice President of SPT Management, LLC, our Manager and Senior Management Director and Global Head of Real Estate Acquisitions of Starwood Capital Group, an affiliate of our Manager.
In making these independence determinations, the Board took into account the following relationships:
•
With respect to Mr. Bronson, the Board took into account the relationships between the Company and each of SREIT and Invitation Homes, in which, with respect to each entity, an affiliate of the Company is a shareholder and of which Mr. Bronson is a director. In addition, Mr. Sternlicht serves as the Chairman of the Board of SREIT and as a former director of Invitation Homes. The Board also took into account Mr. Bronson’s investment in Mustang Sponsor LLC, the special purpose acquisition company sponsor vehicle to Jaws Mustang Acquisition Corporation, in which Mr. Bronson owns less than a 1% equity interest. Mr. Sternlicht serves as the Founder and Chairman of Jaws Mustang Acquisition Corporation.

•
With respect to Ms. Douglas, the Board took into account certain investments by Starwood Capital Group, an affiliate of the Company, and LeFrak, for which Ms. Douglas is a Senior Managing Director, Acquisitions and Capital Markets. The investments include (i) a joint venture that developed a hotel in Miami, Florida that was subsequently sold in February 2019, and (ii) a minority investment by LeFrak in a hotel management company that is affiliated with Starwood Capital Group.

•
With respect to Mr. Ridley, the Board took into account the provision of legal services by Foley & Lardner LLP, a law firm of which Mr. Ridley is a partner, to the Company and commercial mortgage backed securities (“CMBS”) trusts for which a subsidiary of the Company has been appointed to act as the special servicer. For additional details regarding such legal services and legal fees, which were also considered by the Board, see the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Disclosure Regarding Fred Ridley.” The Board also took into account Mr. Ridley’s investment in Mustang Sponsor LLC, the special purpose acquisition company sponsor vehicle to Jaws Mustang Acquisition Corporation, in which Mr. Ridley owns less than a 1% equity interest. Mr. Sternlicht serves as the Founder and Chairman of Jaws Mustang Acquisition Corporation.

•
With respect to Mr. Zelnick, the Board took into account investments of Mr. Sternlicht, our Chairman of the Board and Chief Executive Officer, in three ZMC-sponsored funds, of which Mr. Zelnick is the founder and managing partner, each of which is equal to less than 1% of such funds, as well as Mr. Sternlicht’s service on an advisory board of an affiliate of ZMC.

10 STARWOOD PROPERTY TRUST

Board Evaluation Process
The Nominating and Corporate Governance Committee coordinates an annual self-assessment of the Board’s performance as well as the performance of each committee of the Board. The full Board and each committee discuss the results. The assessment includes a review of any areas in which the Board or management believes the Board can make a better contribution to the Company. The Nominating and Corporate Governance Committee utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.
CORPORATE GOVERNANCE HIGHLIGHTS

We are proud of our strong corporate governance practices, including:
•	Strong independent leadership of the Board with a Lead Independent Director and six of eight directors being independent
•	Regular executive sessions of independent directors
•	Annual election of directors
•	Resignation policy if any director receives a greater number of votes “withheld” from his or her election than votes “for” his or her election
•	Shareholders’ right to call special meetings
•	Single voting class stock
•	Shareholders can amend the Bylaws
•	No poison pill
•	Annual “say-on-pay” vote
•	Regular succession planning
The Company maintains a corporate governance section on its website to provide relevant information to shareholders and other interested parties. Corporate governance information available on the Company’s website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board, the Corporate Governance Guidelines of the Company, the Company’s Code of Business Conduct and Ethics and the Company’s Code of Ethics for the Principal Executive Officer and Senior Financial Officers of the Company. See: www.starwoodpropertytrust.com, under the heading “Investor Relations” and the subheading “Corporate Governance.” The information is also available in print, mailed without charge, to any shareholder upon written request to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.
2022 Proxy Statement 11

HOW THE BOARD IS STRUCTURED AND OPERATES

Board Leadership Structure
Mr. Sternlicht serves as Chief Executive Officer and as Chairman of the Board. The Board believes that this leadership structure is appropriate and has enabled the Company to attract and retain a strong Chief Executive Officer. This structure results in a leader of the Board with greater substantive knowledge of the Company and the industry in which it operates than would otherwise be the case. The Board believes the Company’s overall corporate governance policies and practices, combined with the strength of the Company’s Independent Directors, minimize any potential conflicts that may result from combining the roles of Chief Executive Officer and Chairman of the Board.
Our Corporate Governance Guidelines contemplate that, if the Chairman of the Board is not an Independent Director, the Independent Directors will designate one of the Independent Directors to serve as Lead Independent Director. Mr. Bronson currently serves as Lead Independent Director. The Lead Independent Director works with the Chief Executive Officer and Chairman of the Board to ensure that the Board discharges its responsibilities, has structures and procedures in place to enable it to function independently of management and clearly understands the respective roles and responsibilities of the Board and management. In addition, the Lead Independent Director’s duties include facilitating communication with the Board and presiding over all meetings of the Board at which the Chairman is not present, including regularly conducted executive sessions of the Independent Directors. It is the role of the Lead Independent Director to review and approve matters such as meeting agendas, meeting schedule sufficiency and, where appropriate, other information provided to the other directors. The Lead Independent Director serves as the liaison between the Chairman and the Independent Directors; however, all directors are encouraged to, and in fact do, consult with the Chairman on each of the above topics. The Lead Independent Director and each of the other directors communicate regularly with the Chairman regarding appropriate agenda topics and other matters related to the Board. The Lead Independent Director has the authority to call meetings of the Independent Directors and is available for consultation and direct communication with interested parties. In performing these duties, the Lead Independent Director consults with the Chairs of the appropriate committees of the Board and solicits their participation in order to avoid diluting the authority or responsibilities of such committee Chairs.
Board and Committee Meetings
The Board has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investment Committee. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available on the Company’s website, www.starwoodpropertytrust.com, under the heading “Investor Relations” and the subheading “Corporate Governance.” Further, the Company will provide copies of these charters, without charge, to any shareholder upon written request to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.
The following descriptions of the functions performed by the committees of the Board are general in nature and are qualified in their entirety by reference to the committees’ respective charters.
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Audit Committee
The Audit Committee, presently comprised of Mr. Zelnick (Chair), Mr. Bronson, Ms. Douglas and Mr. Perpall, is responsible for the selection, evaluation and oversight of the Company’s independent auditors, as well as oversight of the financial reporting process and internal controls of the Company. Each Audit Committee member is “independent” as defined in the NYSE listing standards. The Board has determined that Mr. Zelnick qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, and the Board has determined that Mr. Zelnick has accounting and related financial management expertise and that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. The Audit Committee met four times during 2021.
The primary purposes of the Audit Committee are to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function, and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, presently comprised of Mr. Zelnick (Chair), Mr. Bronson, Ms. Douglas and Mr. Ridley, identifies and recommends to the Board individuals qualified to serve as directors of the Company and on committees of the Board, advises the Board with respect to the Board’s composition, procedures and committees, advises the Board with respect to the corporate governance principles applicable to the Company and oversees the evaluation of the Board and the Company’s management. Each Nominating and Corporate Governance Committee member is “independent” as defined in the NYSE listing standards. The Nominating and Corporate Governance Committee met two times during 2021.
The Bylaws provide certain procedures that a shareholder must follow to nominate persons for election to the Board. Director nominations at an annual shareholder meeting must be submitted in writing to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. The Secretary must receive the notice of a shareholder’s intention to introduce a nomination at an annual shareholder meeting:
•	not earlier than the 120th day nor later than the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of shareholders; or
•
in the event that the date of the mailing of the notice for the annual meeting of shareholders is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of shareholders, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting of shareholders and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting of shareholders or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made by the Company.

The Bylaws also provide that the shareholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serve as director if elected).
2022 Proxy Statement 13

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made, the notice must include:
•	the name and address of the shareholder, as they appear on the Company’s stock ledger and, if different, the current name and address of such beneficial owner; and
•	the class and number of shares of each class of stock of the Company which are owned beneficially and of record by such shareholder and owned beneficially by such beneficial owner.
In considering the qualifications, attributes and criteria for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate’s experience, skills, expertise, diversity attributes, age, personal and professional integrity, character, business judgment, time availability, dedication, independence from management and the Company, potential conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, although diversity is taken into account when evaluating director candidates. Twenty-five percent of our Board identifies as diverse in terms of gender identity or race/ethnicity. The Nominating and Corporate Governance Committee intends to seek opportunities to increase the Board’s gender diversity in particular with any new appointments made in connection with regular director turnover. The Board and the Nominating and Corporate Governance Committee prefer to consider opportunities to increase Board diversity in the context of director turnover instead of increasing the size of the Board to create vacancies, as they view the current size of the Board as most appropriate for the Company at this time.
The Nominating and Corporate Governance Committee identifies potential nominees by seeking input from fellow directors, executive officers, professional firms and shareholders and stakeholders. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder. However, in addition to taking into consideration the needs of the Board and the qualifications of the candidate, the committee may also consider the number of shares held by the recommending shareholder and the length of time that such shares have been held by such shareholder.
Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the potential candidate warrants further consideration, a member of the Board will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person’s accomplishments and qualifications.
Compensation Committee
The Compensation Committee, presently comprised of Mr. Bronson (Chair), Mr. Kumin and Mr. Zelnick, oversees the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive compensation and equity-based plans. The Compensation Committee also oversees the annual review of the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as the same may be amended from time to time (the “Management Agreement”), and oversees the annual review of the Company’s equity compensation plans.
The primary responsibilities of the Compensation Committee additionally include reviewing and discussing with management the Company’s compensation discussion and analysis (the “CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC and preparing the Compensation Committee Report as required by the rules of the SEC. The Compensation Committee
14 STARWOOD PROPERTY TRUST

further oversees the review and approval of general compensation pools and plans for the employees of the Company. Each Compensation Committee member is “independent” as defined in the NYSE listing standards. The Compensation Committee met two times during 2021.
The Compensation Committee has the authority to determine the compensation payable to the Company’s directors and to grant awards under the Company’s equity incentive plans and from time to time may solicit recommendations from the Company’s executive officers and/or outside compensation consultants in determining the amount or form of such director compensation or awards. The Compensation Committee also has the authority to review and, where applicable, approve base salary and bonus levels to be paid by an affiliate of the Manager and equity-based compensation to be made to the Company’s named executive officers. In determining the amount and form of such compensation, the Compensation Committee seeks recommendations from time to time from the Company’s Chairman of the Board and Chief Executive Officer and/or outside compensation consultants. The Compensation Committee also oversees risk when it considers granting equity awards to the Manager under the Management Agreement, including with respect to the review of performance-related factors when granting such awards. For example, in evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as the preservation of capital, maintaining sufficient liquidity and/or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. As a result, the Compensation Committee evaluates performance-related factors (such as net income) in conjunction with other key risk exposure factors in making grants to the Manager. The Compensation Committee also has the authority to form subcommittees consisting of at least two directors for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as it deems appropriate, except any power or authority required by any law, regulation or NYSE listing standard to be exercised by the Compensation Committee as a whole.
Compensation Committee Interlocks and Insider Participation
There were no compensation committee interlocks required to be disclosed during the calendar year ended December 31, 2021. The directors who were members of the Compensation Committee during the calendar year ended December 31, 2021 were Mr. Bronson, Mr. Kumin and Mr. Zelnick, none of whom are, or have been, officers or employees of the Company and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.
Investment Committee
The Investment Committee, currently comprised of Mr. Sternlicht (Chair), Mr. Dishner, Mr. Kumin, Mr. Perpall and Mr. Zelnick, is responsible for the supervision of our Manager’s compliance with our investment guidelines and conducting periodic reviews of our investment portfolio at least quarterly when such portfolios are also reviewed by the full Board. In addition, with respect to investments made by the Company, (a) any proposed investment valued at $250 million up to $400 million of our equity capital will require the separate review and approval of the Investment Committee of the Board and the Investment Committee of the Manager and (b) any proposed investment valued at $400 million or more will require the approval of the full Board and the Investment Committee of the Manager.
Disclosure Committee
We maintain a disclosure committee (the “Disclosure Committee”) consisting of members of our executive management and senior staff. The purpose of the Disclosure Committee is to oversee our system of disclosure controls and assist and advise our chief executive officer and chief financial officer in making required certifications in SEC reports. The Disclosure Committee was established to bring together on a regular basis representatives from our core business lines and employees involved in the preparation of our financial statements to discuss any issues or matters of which the members are aware that should be
2022 Proxy Statement 15

considered for disclosure in our public SEC filings and review our draft periodic reports prior to filing them with the SEC. The Disclosure Committee reports to our chief executive officer and, as appropriate, to our Audit Committee. The Disclosure Committee meets quarterly and otherwise as needed. The Disclosure Committee has adopted a written charter to memorialize its purpose and procedures, a copy of which may be found on our website at www.ir.starwoodpropertytrust.com under the “Governance Documents” subtab of the “Corporate Governance” tab.
Succession Planning
The Board, led by the Compensation Committee with input from the Chief Executive Officer, regularly engages in succession planning for the position of the Chief Executive Officer and other senior officers. Such succession planning involves both short-term and long-term succession planning and talent management.
Board and Role in Risk Oversight
The Manager is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management members attend the Board’s meetings and are available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and non-executive members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of Independent Directors.
The members of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee of the Board, including their respective Chairs, are comprised entirely of Independent Directors who serve in oversight roles. Through these committees, the Board is actively involved in the oversight of risk, compliance, possible conflicts of interest and related party transactions. In addition, the Board considers social and environmental risks, including the impact of climate change, as part of the Company’s risk profile.
Oversight of cybersecurity is a joint responsibility of the Board and the Audit Committee, with each receiving periodic updates (at least quarterly) from management on the Company’s cybersecurity program, including measures taken to address cybersecurity risks and significant cyber security incidents. Additionally, the Audit Committee reviews IT risk as part of its quarterly internal oversight of cybersecurity risk. The Company’s cybersecurity program is comprised of various controls and activities performed in order to identify, protect, detect and respond to cybersecurity threats. As part of the cybersecurity program, the Company provides training to employees on an annual basis that include cybersecurity risk management awareness. The Company engages in annual risk assessments to identify emerging information security risks and maintains controls and related activities designed to align with National Institute of Standards and Technology Cybersecurity Framework (NIST CSF). The Company also maintains a cybersecurity insurance policy.
16 STARWOOD PROPERTY TRUST

Executive Sessions of Non-Executive and Independent Directors
Executive sessions of the non-executive directors occur regularly during the course of the year. “Non-executive directors” include all Independent Directors and any other non-management directors. Mr. Bronson, our Lead Independent Director, is responsible for presiding over executive sessions of the non-executive directors. In addition, in the event that the non-executive directors include any director who is not an Independent Director, an executive session of only the Independent Directors will occur at least once a year.
Number of Meetings of the Board and Attendance in 2021
The Board met 11 times during 2021, including both regularly scheduled and special meetings. Each director attended at least 75% of the meetings of the Board and of the committees of the Board on which such director served during the calendar year ended December 31, 2021. The Company expects each director serving on its Board to regularly attend meetings of the Board and the committees on which such director serves, and to review, prior to meetings, material distributed in advance of such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting. Additionally, the Company expects each director to attend the annual meetings of shareholders, and a director who is unable to attend such a meeting (which it is understood will occur on occasion) is expected to notify the Chairman of the Board in advance of such meeting. Each director then in office attended our 2021 annual meeting of shareholders.
Anti-Hedging Policy
Pursuant to the Company’s Code of Business Conduct and Ethics, directors, employees and their immediate families may not purchase, sell, acquire or dispose of any securities issued by Starwood Capital Group and/or its affiliated companies (including, without limitation, the Company), including any derivative instruments relating to these securities, without prior approval from the Company’s legal counsel.
How to Communicate with the Board
The Board casts a wide net for information and values input from a variety of stakeholders, including shareholders. We have therefore created a variety of means for our shareholders to communicate with us. These include:
•	writing to us via mail (as described below);
•	writing to the Board’s dedicated email address (provided below);
•	attending our annual meeting;
•	voting your proxies
•	calling our Investor Relations Department (203-422-7788);
•	taking part in our shareholder engagement discussions; and
•	attending our periodic investor days.
2022 Proxy Statement 17

Any interested party may initiate communications with the Board, the Chairman of the Board, the Lead Independent Director, the Independent Directors as a group, any committee of the Board or any individual director or directors by writing to our Secretary at the address set forth above. You should indicate on the outside of the envelope the intended recipient of your communication (i.e., the full Board, the Independent Directors as a group or any individual director or directors). In addition, interested parties may contact the Board, the Chairman of the Board, the Lead Independent Director, the Independent Directors as a group, any committee of the Board or any individual director or directors electronically via email to the Board’s designated email address: BoardofDirectors@stwdreit.com. The Board has instructed our Secretary to review such mail and email correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the recipient’s consideration.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company’s review of the copies of such Forms it has received, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them since January 1, 2021, other than the filing of a Form 4 for Mr. DiModica reporting one transaction, which was filed late on August 4, 2021.
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NON-EMPLOYEE DIRECTOR COMPENSATION

Executive directors do not receive compensation for serving on the Board. For these purposes, an “executive director” is a member of the Board who is also an employee of Starwood Capital Group or an affiliate thereof, including the Company. For 2021, each non-executive director was entitled to receive a $110,000 cash retainer, payable in quarterly installments in conjunction with quarterly meetings of the Board. In addition, directors serving in the following roles were entitled to receive these additional cash retainers: our Lead Independent Director: $40,000; our Audit Committee Chair: $20,000; each member of the Audit Committee: $10,000; our Compensation Committee Chair: $15,000; each member of the Compensation Committee: $7,500; our Nomination and Corporate Governance Committee Chair: $10,000; each member of the Nominating and Corporate Governance Committee: $2,500; and each member of the Investment Committee: $2,500.
In addition, in 2021 each non-executive director was entitled to an equity award of $130,000, payable in the form of restricted shares of common stock that vest on the one-year anniversary of the date of grant, subject to the director’s continued service on the Board, calculated based on the closing price of a share of common stock on the day preceding the date of grant, under the Starwood Property Trust, Inc. 2017 Equity Plan (the “2017 Equity Plan”); and reimbursement of reasonable travel expenses incurred in connection with attending Board and committee meetings.
The table below summarizes the compensation paid by the Company to its non-executive directors for the calendar year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Richard D. Bronson	177,500	127,443	—	—	—	—	304,943
Camille J. Douglas	122,500	127,443	—	—	—	—	249,943
Solomon J. Kumin	120,000	127,443	—	—	—	—	247,443
Fred Perpall	122,500	127,443					249,943
Fred S. Ridley	112,500	127,443	—	—	—	—	239,943
Strauss Zelnick	150,000	127,443	—	—	—	—	277,443
(1)
On September 29, 2021, each of the non-executive directors was granted an annual equity award equal to 5,110 restricted shares of common stock. The amounts reported in this column for such awards are based on a closing price of $24.94 per share of common stock on the date of grant.

(2)	As of December 31, 2021, each of the non-executive directors held 5,110 unvested restricted stock awards, for a total unvested share count of 30,660.
The Compensation Committee and the Board aim to provide and maintain competitive director compensation levels and minimize the complexity of the Company’s fee structure. For 2022, each non-executive director is contemplated to be entitled to receive the same levels of compensation, on the same terms, for service as a member of the Board and as a member of the committees of the Board as for 2021, except that the annual equity award to be paid to non-executive directors is contemplated to be increased to $140,000.
2022 Proxy Statement 19

The Board has adopted a guideline for equity ownership equal to at least three times the value of the annual Board membership cash retainer. When this guideline was implemented in 2011, directors had (i) five years from the time of the implementation of this guideline in 2011, or (ii) five years from the time of their election to the Board, whichever is later, to obtain this level of equity ownership. Restricted stock awards made by the Company in connection with service on the Board and its committees may be counted toward achieving the equity ownership guidelines. As of March 2, 2022, 2,521,515 shares of common stock were available for issuance under the 2017 Equity Plan (determined on a combined basis with the 2017 Manager Equity Plan (defined below)) and 30,660 shares of common stock were subject to unvested awards granted to non-executive directors under the 2017 Equity Plan.
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OUR COMPANY

We are a leading diversified real estate finance company—and the largest commercial mortgage real estate investment trust in the United States based on market capitalization. We are passionate about our business and want to share a summary of accomplishments of which we are proud. We also believe it is important to provide insight into how we think of ourselves and our larger purpose as a corporate citizen, which supports our ability to create value for our shareholders. We utilize a multi-cylinder investment platform that enables us to collaborate with Starwood Capital Group’s approximately 4,000 employees across its 16 global offices to find investment opportunities in our core focus areas of real estate and infrastructure. A few highlights regarding our Company are provided below:

STWD	30 Years
We have shares publicly traded on the NYSE
We have the ability to leverage the platform of Starwood Capital Group, a leading private investment firm with over 30 years of experience and broad operating expertise across virtually every real estate asset class

+$83B	+$24B
Capital deployed since our inception in August 2009	Portfolio across our Commercial and Residential Lending, Infrastructure Lending, Investing & Servicing and Property Business Segments

~300
Employees and ~50 additional people employed by the Manager or other providers that are fully dedicated to the Company’s business and operations	We have the size and expertise to successfully execute large, complex real estate transactions	We are one of the largest commercial mortgage special servicing businesses in the United States
2022 Proxy Statement 21

We also provide solutions to important environmental and social challenges, both through our property and infrastructure investments and via our residential lending portfolio. Here are some of the environmental and societal benefits that are inextricably linked to our core operations:

$1.0 billion investment in an affordable housing fund, which consists of 15,057 units of rent restricted multi-family properties. This fund, which the Company manages, is one of the largest providers and owners of affordable housing in the U.S.

As of December 2021, we owned 15,057 apartment units that provide housing to approximately 35,000 people, 98% of whom represent households earning around 60% of the median household income for each property’s region.

In every one of our communities, we have preserved all in-place affordability restrictions on our properties. We provide support services to residents such as Soldiers to Scholars program, which offers free rent, utilities and maintenance to military veterans who are obtaining a college degree and free transportation to medical and retail destinations at seniors-only communities.

Since the purchase of our infrastructure lending platform in 2018, we have financed $840 million of renewable energy assets, including wind, hydro, solar and geothermal projects.
Since 2018, our renewable portfolio generated over 11,200 gigawatt hours of energy, avoiding approximately 10.7M tons of CO2 emissions.

As of year-end 2021, the Company’s Commercial Real Estate Lending portfolio included $4.3 billion of loans where the underlying asset has or is seeking an energy certification. This represents 30% of our Commercial Real Estate Lending portfolio.

Our residential lending business has deployed over $9.7 billion since 2016, advancing financial inclusion by providing mortgages to many high-quality borrowers who might otherwise struggle to secure access to housing credit.

In our owned real estate portfolio, we run several initiatives focused on energy efficiency and cost savings, such as:
• a utility tracking program that enables efficient monitoring of water and electric use across portfolios; and
•
water conservation programs that invest in more efficient kitchen and bathroom fixtures, reducing water usage by approximately 35% on average and realizing average water bill savings of approximately 37%. In 2021, the value of these savings was approximately $20 million.

Through our commercial real estate lending business, we evaluate environmental risks associated with our investments.
• We utilize a Phase I environmental site assessment to identify environmental conditions that may have a material impact on the property being assessed.

• We assess a property’s sustainability and marketability by reviewing characteristics including LEED certification, tenant amenities (such as bike storage and repair facilities), neighborhood walkability ratings and electric car charging stations.

• We conduct periodic property site visits which include physical inspection of the assets that include environmental considerations.

We are, in other words, a company that is:

Investing in renewable energy projects and integrating environmental due diligence into our lending practices.	Making affordable housing available for thousands of families.	Advancing financial inclusion by helping to make home ownership possible for people who can’t get traditional bank loans.
22 STARWOOD PROPERTY TRUST

To further our commitment to sustainability, we have aligned our social and environmental disclosures with market-leading frameworks SASB (Sustainability Accounting Standards Board) and TCFD (Task Force on Climate-related Financial Disclosures). The Company has identified the Mortgage Finance, Real Estate, and applicable portions of the Asset Management & Custody Activities and Commercial Bank Sector Standards as most relevant to our business, as well as TCFD alignment which highlights our climate-related considerations for the organization. The disclosures are publicly available on our website and can be viewed at the following link: https://www.starwoodpropertytrust.com/corporate-responsibility (note that information provided on our website is not incorporated by reference into this proxy statement). In addition, an affiliate of our Manager, Starwood Capital Group, is proud to be both carbon neutral and a signatory of the United Nations-supported Principles for Responsible Investment.
2022 Proxy Statement 23

SHAREHOLDER ENGAGEMENT

On a regular basis throughout the year, our management team—including our Chairman of the Board—attends investor conferences and holds one-on-one meetings and calls with investors to gain a better understanding of the issues that are important to existing and potential shareholders. We also interact with our shareholders’ stewardship and proxy voting teams and our directors remain open to engagements where valuable and appropriate.
During 2021, our management team held 151 individual and group meetings with shareholders representing approximately 41% of our outstanding shares to discuss, among other topics, our business, financial and operating performance; our capital allocation priorities and our corporate governance and executive compensation. We use the information gathered in these meetings to help inform our governance and decision-making and ensure our interests remain aligned with those of our shareholders.
OUR PEOPLE

We have approximately 300 employees across offices located in Greenwich, New York, Miami Beach, Los Angeles, Charlotte and Stamford. We strive to be an employer of choice, and are therefore highly focused on creating and maintaining best in class recruitment, retention and compensation programs and a culture designed to encourage performance, integrity and well-being.
24 STARWOOD PROPERTY TRUST

OUR EXECUTIVE OFFICERS

The following chart lists the names, ages and positions of the executive officers of the Company. For additional information on Mr. Sternlicht see the section of this Proxy Statement entitled “Our Board—Proposal 1: Election of Directors.”
Name	Age	Position(s)
Barry S. Sternlicht	61	Chairman of the Board and Chief Executive Officer
Jeffrey F. DiModica, CFA	54	President
Andrew J. Sossen	45	Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President
Rina Paniry	48	Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer

JEFFREY F. DIMODICA, CFA President of the Company
EXPERIENCE

•  President of the Company since September 2014

•  Managing Director of an affiliate of the Manager since July 2014

•  Director of the Company from its inception in 2009 until July 2014

• Managing Director and the Head of MBS/ABS/CMBS Sales and Strategy, where Mr. DiModica was responsible for the distribution of mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and CMBS to institutional clients, including banks, hedge funds, insurance companies and money managers, Royal Bank of Scotland (2007-2014); joined 2001

• Sold derivative and MBS products to institutional clients for Merrill Lynch in Boston (1993-2001)

• Chemical Bank, Merchant and Investment Banking Group of the Commercial Real Estate Department (1989-1991)

EDUCATION

•  BS/BA, with a concentration in Finance, Boston University

•  MBA, Amos Tuck School at Dartmouth College

•  Chartered Financial Analyst

OTHER

• Advisory Board member of the Posse Foundation, a non-profit that has given full scholarships to over 10,000 inner city leaders to attend 64 national universities

• Founding President of MitoAction, a non-profit organization that provides education, support and advocacy for patients and families affected by mitochondrial disease

2022 Proxy Statement 25

ANDREW J. SOSSEN Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President of the Company
EXPERIENCE

• Chief Operating Officer of the Company since July 2011; General Counsel, Chief Compliance Officer, Secretary and Executive Vice President since January 2010

• General Counsel of KKR & Co.’s asset management business and of KKR Financial Holdings LLC, a publicly traded specialty finance company, where Mr. Sossen was a member of senior management and was integrally involved in the policy and strategic decision-making, as well as the day-to-day operations, of the businesses (2006-2009)

• Began career at Simpson Thacher & Bartlett LLP, where Mr. Sossen was a member of the firm’s corporate department, specializing in capital markets and mergers and acquisitions

EDUCATION

•  BA, University of Pennsylvania

•  JD, University of Pennsylvania

OTHER

• Former Trustee of Starwood Waypoint Residential Trust, a publicly traded REIT that is a predecessor company of Invitation Homes

RINA PANIRY Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer of the Company
EXPERIENCE

• Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer of the Company since May 2014

•  Employee of Starwood Capital Operations, LLC since May 2014

• Chief Financial Officer (2013-2014) of LNR Property LLC, a wholly-owned subsidiary of the Company that was acquired by the Company in 2013; previously Chief Accounting Officer (2006-2013)

• Spent 11 years at Deloitte & Touche in various roles, principally in the real estate industry and in the functional areas of audit and mergers and acquisitions

EDUCATION

•  BAcc/BA in Management Information Systems, Florida International University

•  MAcc, Florida International University

•  Certified Public Accountant in Florida

26 STARWOOD PROPERTY TRUST

EMPLOYMENT PRACTICES

We believe that our competitive compensation, outstanding benefits, training opportunities and stimulating work environment help us attract and retain people with exceptional financial and real estate skills. These benefits and opportunities include:
Exceptional Employee Benefits
•	Medical, prescription, dental and vision insurance for all employees and their families;
•	401(k) plan with company match incentive;
•	Subsidized life and disability insurance;
•	Paid time off for holidays, personal days and vacation;
•	Gym subsidies, annual health screenings and flu shots;
•	Matching charitable contributions;
•	Education assistance programs; and
•	Commuter subsidy programs.
Employee Retention and Satisfaction	Diversity and Inclusion

• Regular review and monitoring of employee turnover and reasons behind it; • Regular review and monitoring of employee demographic data; • Conduct regular Pulse Surveys to “take the pulse” of a large segment of employees to see how they feel about the Company, their work, our improvement progress and more; and • Approximately 20% of employees have a tenure of 15+ years.	• Our Employee Handbook includes a discrimination, harassment and retaliation prevention policy. • Programs to support diverse talent include: • Mentoring initiatives; and • Targeted college recruitment programs.	42%
		of employees identify as female
		48%
		of employees identify as racially diverse
Employee Training, Talent Management
•	Management and leadership training opportunities, including women in leadership training;
•	1-on-1 coaching;
•	Professional designations;
•	On average, 10-20% of employees participate in some form of management and leadership training programs each year; and
•	Approximately 25% of job openings are filled internally.
2022 Proxy Statement 27

OUR SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 2, 2022 with respect to:
•	each of the Company’s directors and director nominees;
•	each of the Company’s named executive officers; and
•	all of the Company’s directors, director nominees and executive officers as a group.
Except as indicated in the table below, the business address of each person listed in the table below is the address of our principal executive offices, Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.
Directors and Named Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Richard D. Bronson(1)(2)	77,670	*
Jeffrey F. DiModica(3)(4)	945,876	*
Jeffrey G. Dishner	516,984	*
Camille J. Douglas(1)	49,170	*
Solomon J. Kumin(1)	43,378	*
Rina Paniry	366,257	*
Fred S. Ridley(1)	23,150	*
Fred Perpall(1)	13,261	*
Andrew J. Sossen	296,674	*
Barry S. Sternlicht(5)	13,057,899	4.3%
Strauss Zelnick(1)(6)	70,670	*
Directors and Executive Officers as a Group (11 persons)	15,460,989	5.0%
*	Less than 1%
(1)	Includes 5,110 shares of unvested restricted common stock granted to each of the non-executive directors pursuant to the 2017 Equity Plan.
(2)	Includes 15,000 shares owned by Mr. Bronson’s spouse.
(3)	Includes 10,060 shares issued upon vesting on March 15, 2022 of restricted stock units granted by the Manager.
(4)	Includes 253,691 shares of which are pledged in connection with a line of credit held by Mr. DiModica.
(5)	Includes 253,421 shares owned in a trust of which Mr. Sternlicht is the trustee and 231,759 shares issuable upon the vesting on March 31, 2022 of restricted stock units granted to the Manager.
(6)	Includes 11,800 shares owned in trusts of which Mr. Zelnick is the trustee and 2,600 shares owned by Mr. Zelnick’s spouse.
28 STARWOOD PROPERTY TRUST

The following table sets forth certain information relating to the beneficial ownership of our common stock by each person, entity or group known to the Company to be the beneficial owner of more than five percent of our common stock based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13D and 13G.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	26,160,887	8.59%
BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	19,519,736	6.4%
(1)
Based on information as of December 31, 2021 set forth in Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group, which has sole voting power with respect to no shares of common stock, shared voting power with respect to 138,324 shares of common stock, sole dispositive power with respect to 25,765,393 shares of common stock and shared dispositive power with respect to 395,494 shares of common stock.

(2)
Based on information as of December 31, 2021 set forth in Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc., which has sole voting power with respect to 18,155,987 shares of common stock and sole dispositive power with respect to 19,519,736 shares of common stock. BlackRock, Inc. did not report any shared voting or dispositive power with respect to shares of common stock.

Unless otherwise indicated, all shares set forth in the tables above are owned directly and the indicated person has sole voting and investment power with respect thereto. Unless otherwise indicated, the percentage of beneficial ownership is calculated based on 306,507,745 shares of common stock outstanding as of March 2, 2022. In accordance with SEC rules, each listed person’s beneficial ownership includes:
•	all shares of our common stock the investor actually owns beneficially or of record;
•	all shares of our common stock over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•	all shares of our common stock the investor has the right to acquire within 60 days.
2022 Proxy Statement 29

HOW OUR EXECUTIVES ARE PAID
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
None of the named executive officers of the Company is currently an employee of the Company. We are managed by the Manager, pursuant to the terms of the Management Agreement, and all of our named executive officers are employees of an affiliate of the Manager. Because the Management Agreement provides that the Manager is responsible for managing the Company’s affairs, each of the Company’s Chief Executive Officer and its other current executive officers (other than Ms. Paniry), each of whom is also an executive of Starwood Capital Group or an affiliate thereof, does not receive cash compensation from the Company for serving as one of the Company’s executive officers. Instead, the Company pays the Manager management fees and reimbursement amounts, as described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Management Agreement,” and, at the discretion of the Compensation Committee of the Board, the Company may also grant equity-based awards directly to our executive officers or to the Manager, as described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Grants of Equity Compensation to the Manager.” Mr. Sternlicht, our Chairman of the Board and Chief Executive Officer, does not receive any direct compensation from the Manager or the Company for his services as Chairman of the Board or Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and, accordingly, has an interest in the fees paid and equity awards granted to the Manager.
Shareholder Engagement
The Board believes in regular interaction with shareholders on a broad variety of topics. We use the information gathered in these meetings to help inform our decision-making and ensure our interests remain aligned with those of our shareholders. For a description of our engagement efforts in 2021, please see “Our Company—Shareholder Engagement.”
Cash Compensation
We have not paid directly, and do not intend to pay directly, any cash compensation to our named executive officers (other than Ms. Paniry). Mr. Sossen, the Company’s Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President has been seconded to the Company by an affiliate of the Manager under the terms of a Secondment Agreement, effective as of January 1, 2014 (the “Sossen Secondment Agreement”), between such affiliate of the Manager and the Company, pursuant to which the Company reimburses such affiliate of the Manager for certain of its expenses incurred in connection with his service in these roles, including annual base salary and annual cash bonus (as well as employee benefit costs and any related employee withholding taxes). Ms. Paniry, the Company’s Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer, has similarly been seconded to the Company by an affiliate of the Manager under the terms of a Secondment Agreement, effective as of January 1, 2014 (the “Paniry Secondment Agreement”), among such affiliate of the Manager, the Company and LNR Property, but the Company and certain of its subsidiaries directly pay the expenses incurred in connection with her service in these roles, including annual base salary and annual cash bonus (as well as employee benefit costs and any related employee withholding taxes). For additional details, see the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Management Agreement—Reimbursement of Expenses.”
30 STARWOOD PROPERTY TRUST

The annual base salary for 2021 of Mr. DiModica, the Company’s President, was $484,615 and his cash bonus for 2021 was $2,815,000. Mr. Sossen’s annual base salary for 2021 was $400,000 and his cash bonus for 2021 was $1,738,000. Ms. Paniry’s annual base salary for 2021 was $600,000 and her cash bonus for 2021 was $1,575,000.
Messrs. DiModica’s and Sossen’s and Ms. Paniry’s annual base salaries were recommended by the Chairman of the Board and Chief Executive Officer in consultation with the Manager, with the assistance of Meridian, the Compensation Committee’s independent outside compensation consultant, based on a general understanding of compensation practices in our industry and a comparison against our peers, as well as anticipated salary requirements of other candidates who could potentially fill the positions. The Compensation Committee reviewed and approved Messrs. DiModica’s and Sossen’s and Ms. Paniry’s annual base salaries for 2021. Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses for 2021 were recommended by the Chairman of the Board and Chief Executive Officer in consultation with the Manager, with the assistance of Meridian, based upon a review of compensation paid by the Compensation Peer Group (as defined below) for comparable positions as well as broader industry compensation levels (including an evaluation of industry survey data provided by Meridian), as described below under “—Independent Compensation Consultant.” The Compensation Committee reviewed and approved Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses for 2021. In approving Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses, the Compensation Committee targeted amounts between the fiftieth and seventy-fifth percentile of the market data reviewed by the committee, including Compensation Peer Group and survey data.
Approximately 20% of the cash compensation paid to our named executive officers was fixed pay (i.e., base salary) and approximately 80% was incentive pay (i.e., cash bonus). The Compensation Committee did not apply any fixed metrics in determining the amount of the applicable cash bonuses to be paid for 2021. Rather, it took into consideration a range of factors, including the performance of the price per share of the common stock, profitability of the Company, operations of the Company, risk management policies and practices of the Company, investment activity of the Company, management of the Company’s capital structure and completed acquisitions and dispositions.
In addition to the regular cash compensation, in 2021, Ms. Paniry and Mr. Sossen each accrued a cash dividend equivalent in the amount of $30,941, relating to a restricted stock award that was granted on April 7, 2021, but that provides for cash dividend equivalents to be paid in amounts equal to the dividends that would have accrued on such award between March 15, 2021 and the date of grant if the award had instead been granted on March 15, 2021, with such payments conditioned on their employment through March 15, 2024.
Equity-Based Compensation
The Compensation Committee may grant our named executive officers certain equity-based awards. Where appropriate, these awards are designed to align the interests of our named executive officers with those of our shareholders by allowing our named executive officers to share in the creation of value for our shareholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and to achieve strong performance for the Company. These awards provide a further benefit to us by enabling our Manager to attract, motivate and retain talented individuals to serve as our executive officers.
In 2021, the Company granted 24,600 and 35,875 restricted shares of common stock to Mr. Sossen and Ms. Paniry, respectively, pursuant to the 2017 Equity Plan, which, in each case, vest annually in equal amounts over a three-year period, subject to such grantee's continued service to the Company, with the first vesting having occurred upon the first anniversary of the effective date (March 15, 2022). Additionally, the Company granted 500,000, 64,461 and 64,461 restricted shares of Common Stock to Messrs. DiModica and Sossen and Ms. Paniry, respectively, pursuant to the 2017 Equity Plan, which are subject to a cliff vesting schedule with such vesting to occur on January 1, 2024 for Mr. DiModica and March 15, 2024 for
2022 Proxy Statement 31

Mr. Sossen and Ms. Paniry, subject to such grantee’s continued service to the Company. In determining each of these equity-based awards for 2021, the Compensation Committee did not apply any fixed metrics. Rather, the Compensation Committee took into consideration a range of factors, including the performance of the common stock, profitability of the Company, operations of the Company, risk management policies and practices of the Company, investment activity of the Company, management of the Company’s capital structure and completed acquisitions and dispositions. Messrs. DiModica’s and Sossen’s and Ms. Paniry’s equity-based awards for 2021 were recommended by our Chairman of the Board and Chief Executive Officer. The Compensation Committee also considered input from Meridian, its independent outside compensation consultant, as described below under “—Independent Compensation Consultant.” In addition to these awards granted by the Company, the Manager granted 30,182 restricted stock units to Mr. DiModica in 2021, which vest in annual installments over a three-year period, subject to such grantee's continued service to the Manager or one of its affiliates, with the first vesting having occurred upon the first anniversary of the effective date (March 15, 2022).
Role of Compensation Committee
The Compensation Committee reviews and, where applicable, approves base salary and target bonus levels as well as any equity-based awards to be made to our named executive officers based on recommendations from the Company’s Chairman of the Board and Chief Executive Officer and outside compensation consultants. Information on the Compensation Committee’s processes and procedures for consideration of executive compensation is set forth in the section of this Proxy Statement entitled “Our Board—How the Board is Structured and Operates—Board and Committee Meetings—Compensation Committee.”
Independent Compensation Consultant
Meridian provides executive compensation consulting services to the Compensation Committee. Among other things, Meridian:
•	participates in the design of the Company’s executive compensation programs;
•
provides and reviews market data and advises the Compensation Committee on setting executive compensation levels and the competitiveness and reasonableness of the Company’s executive compensation program;

•	reviews and advises the Compensation Committee regarding the elements of the Company’s executive compensation program, including as relative to the Company’s peers; and
•	reviews and advises the Compensation Committee regarding director compensation.
32 STARWOOD PROPERTY TRUST

In 2021, as part of the review of Messrs. DiModica’s and Sossen’s and Ms. Paniry’s compensation, Meridian assisted the Compensation Committee with comparing previous executive compensation levels to (a) the executive compensation levels at nineteen other publicly traded diversified REITs, mortgage REITs and retail REITs that have characteristics that are similar to those of the Company (collectively, the “Compensation Peer Group”) and (b) executive compensation levels in the broader industry (based on general industry survey data provided by Meridian). The companies that comprised the Compensation Peer Group are:
Diversified REITs	Mortgage REITs	Retail REITs
DigitalBridge Group, Inc.	AGNC Investment Corp.	Realty Income Corporation
iStar Inc.	Annaly Capital Management, Inc.	Spirit Realty Capital, Inc.
VEREIT, Inc.	Apollo Commercial Real Estate Finance, Inc.
Walker & Dunlop, Inc.	Blackstone Mortgage Trust, Inc.
W. P. Carey Inc.	Capstead Mortgage Corporation(1)
Chimera Investment Corporation
KKR Real Estate Finance Trust Inc.
Ladder Capital Corp.
MFA Financial, Inc.
New York Mortgage Trust, Inc.
Redwood Trust, Inc.
TPG RE Finance Trust, Inc.
(1)	Capstead Mortgage Corporation was acquired by Franklin BSP Realty Trust in October 2021.
Meridian does not, and did not in the calendar year ended December 31, 2021, provide any other services to the Company or the Manager.
Role of Chief Executive Officer
As noted above, the Compensation Committee is responsible for reviewing and, where applicable, approving compensation for our named executive officers. Our Chairman of the Board and Chief Executive Officer, Mr. Sternlicht, annually reviews the performance of each member of senior management (other than his own performance). Recommendations based on these reviews, including salary adjustments, annual bonuses and equity-based awards, if any, are presented by Mr. Sternlicht to the Compensation Committee. All compensation decisions for 2021 made by the Compensation Committee with respect to the named executive officers (other than Mr. Sternlicht) were made after deliberation with Mr. Sternlicht. As noted elsewhere in this Proxy Statement, Mr. Sternlicht does not receive any direct compensation for his services as Chairman of the Board and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and accordingly has an interest in the fees paid and equity awards granted to the Manager.
In addition, at various times during the year at the request of the Compensation Committee, Mr. Sternlicht attends Compensation Committee meetings, or portions of Compensation Committee meetings, to provide the Compensation Committee with information regarding the Company’s operational performance, financial performance or other topics requested by the Compensation Committee to assist the Compensation Committee in making its compensation decisions.
2022 Proxy Statement 33

Role of Manager
As noted elsewhere in this Proxy Statement, the Company does not pay any cash compensation to our named executive officers (other than Ms. Paniry). Rather, cash compensation is paid to such named executive officers, other than Mr. Sternlicht, by the Manager or its affiliates. Mr. Sternlicht receives no cash compensation for his service as our Chairman of the Board and Chief Executive Officer, although, as the controlling equityholder of the parent of the Manager, he has an interest in the fees paid and equity awards granted to the Manager. The Company reimburses an affiliate of the Manager for Mr. Sossen’s cash compensation. No reimbursement is made for Mr. DiModica’s cash compensation. In addition, from time to time, equity awards have been granted to Mr. DiModica by the Manager or its affiliates. No portion of the management fee is allocated to compensation paid by the Manager or its affiliates to our named executive officers.
The Manager provides the day-to-day management of the Company’s operations. This arrangement enables the Company to have access to the Manager’s over 4,000 employees around the globe to provide transaction flow and insight into economic and local market trends. In addition, this arrangement gives the Company access to the Manager’s seasoned executive team, which has an average of 30 years of industry experience. We believe that this arrangement has contributed significantly to our success. The management fee compensates the Manager for these services that it provides to the Company.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A (as defined below) included in this Proxy Statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.
Respectfully submitted by the Compensation Committee of the Board.
Richard D. Bronson (Chair)
Solomon J. Kumin
Strauss Zelnick
Pay Ratio Disclosure
As noted elsewhere in this Proxy Statement, Mr. Sternlicht does not receive any direct compensation from the Company or the Manager for his services as Chairman of the Board and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Because the Company does not pay, or provide reimbursement for, any direct compensation to Mr. Sternlicht, the Company is not able to calculate and provide a ratio of the median employee’s annual total compensation to the total annual compensation of Mr. Sternlicht.
34 STARWOOD PROPERTY TRUST

Summary Compensation Table
The following table provides information regarding compensation earned by each of the Company’s named executive officers for the calendar year ended December 31, 2021, as well as for the calendar years ended December 31, 2020 and 2019. As described in the CD&A included in this Proxy Statement, none of the named executive officers of the Company are employees of the Company and the Company did not directly pay any cash compensation to the named executive officers (other than Ms. Paniry) for or in such calendar years. The cash amounts shown for Mr. Sossen include the amounts of his compensation paid by an affiliate of the Manager for which the Company reimbursed such affiliate of the Manager for his services for the year in question. The Company does not pay or make any reimbursement with respect to Mr. DiModica’s compensation (other than for dividend equivalents paid by the Manager or one of its affiliates on equity-based compensation awards).
Name and Principal Position	Calendar Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Barry S. Sternlicht Chairman and Chief Executive Officer(2)	2021	—	—	—	—	—	—
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
Jeffrey F. DiModica President	2021	484,615	2,815,000	10,100,023	—	—	13,399,638
	2020	450,000	2,250,000	2,085,623	—	960,000	5,745,623
	2019	450,000	2,550,000	1,554,809	—	—	4,554,809
Andrew J. Sossen Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President	2021	400,000	1,738,000	2,215,364	—	30,941	4,384,305
	2020	400,000	1,500,000	501,128	—	—	2,401,128
	2019	400,000	1,500,000	579,990	—	—	2,479,990
Rina Paniry Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer	2021	600,000	1,575,000	2,500,396	—	30,941	4,706,337
	2020	600,000	1,325,000	682,378	—	87,832	2,695,210
	2019	600,000	1,300,000	774,991	—	—	2,674,991
(1)
Represents the aggregate grant date fair value of awards of restricted shares of common stock calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718. Each grant date fair value is calculated using the closing price of our common stock on the date of grant as reported by the NYSE. With respect to 2021, on January 11, 2021, Mr. DiModica received an award of 500,000 restricted shares of common stock. The amount reported in this column is based on a closing price of $18.70 per share of common stock on the date of grant as reported by the NYSE. On March 15, 2021, Mr. DiModica received an award of 30,182 restricted stock units. The amount reported in this column is based on a closing price of $24.85 per share of common stock on the date of grant as reported by the NYSE. On March 17, 2021, Mr. Sossen received an award of 24,600 restricted shares of common stock. The amount reported in this column is based on a closing price of $25.28 per share of common stock on the date of grant as reported by the NYSE. On March 17, 2021, Ms. Paniry received an award of 35,875 restricted shares of common stock, and the amount reported in this column with respect to such award is based on a closing price of $25.28 per share of common stock on the date of grant as reported by the NYSE. On April 7, 2021, each of Mr. Sossen and Ms. Paniry received a separate retention award of 64,461 restricted shares of common stock. The amount reported in this column is based on a closing price of $24.72 per share of common stock on the date of grant as reported by the NYSE.

(2)
Mr. Sternlicht does not receive any direct compensation from the Manager or the Company for his services as the Chairman of the Board and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and accordingly has an interest in the fees paid and equity awards granted to the Manager.

(3)
Mr. Sossen and Ms. Paniry each accrued a cash dividend equivalent in 2021 in the amount of $30,941, relating to a restricted stock award that was granted on April 7, 2021, but that provides for cash dividend equivalents to be paid in amounts equal to the dividends that would have accrued on such award between March 15, 2021 and the date of grant if the award had instead been granted on March 15, 2021, with such payment conditioned on their employment through March 15, 2024. In 2020, Mr. DiModica accrued a cash dividend equivalent in the amount of $960,000, relating to a restricted stock award that was granted to him on January 11, 2021, but that provided for cash dividend equivalents to be paid to Mr. DiModica in an amount equal to the dividends that would have accrued on such award between January 1, 2020 and the date of grant if the award had instead been granted on January 1, 2020. In 2020, Ms. Paniry received a cash dividend equivalent payment in the amount of $87,832, relating to a restricted stock award that was granted to her on July 30, 2018, but that provided for cash dividend equivalents to be paid to Ms. Paniry in an amount equal to the dividends that would have accrued on such award between September 18, 2017 and the date of grant if the award had instead been granted on September 18, 2017, with such payment conditioned on Ms. Paniry's employment through September 18, 2020.

2022 Proxy Statement 35

Grants of Plan-Based Awards During Calendar Year Ended December 31, 2021
The following table provides information regarding plan-based awards granted to the Company’s named executive officers during the calendar year ended December 31, 2021.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock or Unit Awards ($)
Barry S. Sternlicht	N/A	—	—
Jeffrey F. DiModica Restricted Stock Award Restricted Stock Unit Award	January 11, 2021	500,000(1)	9,350,000
	March 15, 2021	30,182(2)	750,023
Andrew J. Sossen Restricted Stock Award	March 17, 2021	24,600(1)	621,888
	April 7, 2021	64,461(3)	1,593,476
Rina Paniry Restricted Stock Award	March 17, 2021	35,875(1)	906,920
	April 7, 2021	64,461(3)	1,593,476
(1)	The restricted shares received pursuant to this award cliff vest on January 1, 2024.
(2)
The restricted shares received by Mr. Sossen and Ms. Paniry and the restricted units received by Mr. DiModica pursuant to this award vest in annual installments over a three-year period with the first vesting having occurred on March 15, 2022.

(3)	The restricted shares received pursuant to this award cliff vest on March 15, 2024.
36 STARWOOD PROPERTY TRUST

Outstanding Equity Awards at December 31, 2021
The following table provides information regarding outstanding equity awards of the Company’s named executive officers as of December 31, 2021.
Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(13)
Barry S. Sternlicht	—	—
Jeffrey F. DiModica
Restricted Stock Award	22,883(1)	556,057
Restricted Stock Award	107,701(2)	2,617,134
Restricted Stock Award	500,000(3)	12,150,000
Restricted Stock Unit Award	30,182(4)	733,423
Andrew J. Sossen
Restricted Stock Award	8,562(5)	208,057
Restricted Stock Award	32,310(6)	785,133
Restricted Stock Award	24,600(7)	597,780
Restricted Stock Award	64,461(8)	1,566,402
Rina Paniry
Restricted Stock Award	11,442(9)	278,041
Restricted Stock Award	43,996(10)	1,069,103
Restricted Stock Award	35,875(11)	871,763
Restricted Stock Award	64,461(12)	1,566,402
(1)
Reflects a restricted stock award granted to Mr. DiModica, which vests in annual installments over a three-year period that began on May 28, 2019. The remaining 22,883 restricted shares that had not vested as of December 31, 2021 became vested on March 15, 2022.

(2)
Reflects a restricted stock award granted to Mr. DiModica, which vests in annual installments over a three-year period that began on March 27, 2020. The number of restricted shares that had not vested as of December 31, 2021 and the vesting dates for such restricted shares are as follows: 53,850 shares on March 15, 2022 and 53,851 shares on March 15, 2023.

(3)	Reflects a restricted stock award granted to Mr. DiModica which cliff vests on January 1, 2024.
(4)
Reflects a restricted stock unit award granted to Mr. DiModica which vests in annual installments over a three-year period that began on March 15, 2021. The number of restricted stock units that had not vested as of December 31, 2021 and the vesting dates for such restricted stock units are as follows: 10,060 on March 15, 2022, 10,060 on March 15, 2023 and 10,062 on March 15, 2024.

(5)
Reflects a restricted stock award granted to Mr. Sossen which vests in annual installments over a three-year period that began on March 15, 2019. The remaining 8,562 restricted shares that had not vested as of December 31, 2021 became vested on March 15, 2022.

(6)
Reflects a restricted stock award granted to Mr. Sossen which vests in annual installments over a three-year period that began on March 20, 2020. The number of restricted shares that had not vested as of December 31, 2021 and the vesting dates for such restricted shares are as follows: 16,155 shares on March 15, 2022 and 16,155 shares on March 15, 2023.

(7)
Reflects a restricted stock award granted to Mr. Sossen which vests in annual installments over a three-year period that began on March 15, 2021. The number of restricted shares that had not vested as of December 31, 2021 and the vesting dates for such restricted shares are as follows: 8,200 shares on March 15, 2022, 8,200 shares on March 15, 2023 and 8,200 shares on March 15, 2024.

(8)	Reflects a restricted stock award granted to Mr. Sossen which cliff vests on March 15, 2024.
(9)
Reflects a restricted stock award granted to Ms. Paniry which vests in annual installments over a three-year period that began on March 15, 2019. The remaining 11,442 restricted shares that had not vested as of December 31, 2021 became vested on March 15, 2022.

(10)
Reflects a restricted stock award granted to Ms. Paniry which vests in annual installments over a three-year period that began on March 20, 2020. The number of restricted shares that had not vested as of December 31, 2021 and the vesting dates for such restricted shares are as follows: 21,998 shares on March 15, 2022 and 21,998 shares on March 15, 2023.

(11)
Reflects a restricted stock award granted to Ms. Paniry which vests in annual installments over a three-year period that began on March 15, 2021. The number of restricted shares that had not vested as of December 31, 2021 and the vesting dates for such restricted shares are as follows: 11,958 shares on March 15, 2022, 11,958 shares on March 15, 2023 and 11,959 shares on March 15, 2024.

(12)	Reflects a restricted stock award granted to Ms. Paniry which cliff vests on March 15, 2024.
(13)	The amount reported in this column is based on a closing price of $24.30 per share of common stock on December 31, 2021.
2022 Proxy Statement 37

Stock Vested in Calendar Year Ended December 31, 2021
The following table provides information for each named executive officer with respect to the vesting of stock awards during the calendar year ended December 31, 2021 and the value realized upon such vesting.
Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Barry S. Sternlicht	—	—
Jeffrey F. DiModica	99,793	2,479,856
Andrew J. Sossen	33,786	839,582
Rina Paniry	44,383	1,102,918
(1)	Represents the vesting of restricted stock awards under the 2017 Equity Plan.
(2)
Value realized on vesting of restricted stock awards is the aggregate fair market value on the date(s) of vesting. Fair market value is based on the closing price of the Company’s common stock as reported by the NYSE.

Potential Post-Employment Payments and Payments upon Change in Control
The Company does not have employment or severance agreements with any of its named executive officers and is not obligated to make any payments to any of its named executive officers upon a termination of employment or change in control of the Company. In the event that any named executive officer’s service to the Company is terminated either by the Company for Cause or by such named executive officer for any reason, any and all unvested awards of restricted stock and restricted stock units that the Company has granted to such named executive officer under the 2017 Equity Plan or its predecessor plan will be immediately forfeited by the named executive officer.
However, any and all unvested awards of restricted stock and restricted stock units that the Company has granted to a named executive officer under the 2017 Equity Plan or its predecessor plan will vest immediately upon (a) the termination of such named executive officer’s service to the Company by the Company without Cause, (b) in the case of Ms. Paniry, the termination of such named executive officer’s service to the Company due to death or disability or (c) a Change in Control prior to the termination of the named executive officer's service to the Company. Assuming, for the sake of analysis, that a termination of service without Cause or a Change in Control took place on December 31, 2021, the value of the vested awards of restricted stock and restricted stock units of each named executive officer would be the same as the respective value set forth in the third column, “Market Value of Shares or Units of Stock That Have Not Vested,” of the table presented in the section of this Proxy Statement entitled “—Outstanding Equity Awards at December 31, 2021.” Under both the 2017 Equity Plan and its predecessor plan: (i) “Cause” generally means (A) any actions or omissions by the named executive officer representing a fraud or willful misconduct against the Company or an affiliate of the Company, (B) any commission by the named executive officer of any felony, (C) any violation by the named executive officer of any material written policy of the Company, (D) any failure by the named executive officer to perform or satisfy any of his or her duties or obligations to the Company or any affiliate of the Company or any grossly negligent or reckless disregard of any such duties or obligations or (E) any failure by the named executive officer to devote his or her full working-time and attention (other than due to physical or mental incapacity or customary and reasonable time off for vacations and holidays) to the performance of his or her duties to the Company and any affiliates of the Company, provided, however, that upon written notice from the Company of any matter in the foregoing clauses (D) or (E), the named executive officer will be given 15 days from the delivery of such notice to cure such matter to the satisfaction of the Company; and (ii) “Change in Control” generally means a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, provided, however, that a transaction or series of transactions effected with the Manager and/or any affiliates of the Manager through the acquisition of common stock or other securities
38 STARWOOD PROPERTY TRUST

of the Company (regardless of the form of such transaction or series of transactions) or changes to the membership of the Board will not constitute a Change in Control.
We have not included tables for pension benefits or nonqualified deferred compensation because, due to the limited nature of our compensation program, we have nothing to report with respect to these items.
Equity Compensation Plan Information
The following table provides information regarding the number of shares of our common stock that may be issued under the Company’s equity compensation plans as of December 31, 2021.
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,295,277	N/A	2,521,515
Equity compensation plans not approved by security holders	—	—	—
Total	1,295,277	N/A	2,521,515
2022 Proxy Statement 39

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing shareholders with an opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.” In accordance with the preference expressed by our shareholders, we hold this advisory vote to approve the compensation of our named executive officers on an annual basis.
As described in the CD&A included in this Proxy Statement, none of the named executive officers of the Company are employees of the Company and the Company has not directly paid, and does not intend to directly pay, any cash compensation to the named executive officers (other than Ms. Paniry). However, we are charged by an affiliate of the Manager for certain of its expenses incurred in employing certain of our named executive officers. Additionally, from time to time we may grant to our named executive officers equity-based awards pursuant to the 2017 Equity Plan, which we believe serve to align the interests of our named executive officers with the interests of our shareholders in receiving attractive risk-adjusted dividends and growth.
This proposal gives our shareholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the Annual Meeting:
“RESOLVED, that Starwood Property Trust, Inc.’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”
The say-on-pay vote is an advisory vote and, therefore, it will not bind the Company or the Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when making decisions regarding executive compensation.
Recommendation of the Board
The Board recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

40 STARWOOD PROPERTY TRUST

PROPOSAL 3:
APPROVAL OF THE STARWOOD PROPERTY TRUST, INC. EMPLOYEE STOCK PURCHASE PLAN
The Company’s shareholders are being asked to approve the Starwood Property Trust, Inc. Employee Stock Purchase Plan (the “ESPP”), which was approved by the Board on March 15, 2022, subject to shareholder approval.
Certain Features of the ESPP
•
Options: At the beginning of each offering period, participating employees are granted options to purchase shares of common stock of the Company at the end of such offering period based on payroll deductions accumulated during the offering period.

•	Eligible Participants: Only employees of the Company or a participating subsidiary and other service providers employed by participating entities will be eligible to participate in the ESPP.
•
Shares Authorized: Subject to adjustment upon a change in the capitalization of the Company as provided in the ESPP, 2,000,000 shares of common stock of the Company will be available for issuance under the ESPP. Such number represents approximately 0.7% of the Company’s common stock outstanding as of the record date. As of the record date, the closing price of a share of the Company’s common stock was $23.89.

•
Purchase Price of Shares: The purchase price of shares purchased under the ESPP will be equal to the lesser of 85% of the fair market value of a share of common stock on the first day of the applicable offering period or 85% of the fair market value of a share on the last day of the applicable offering period.

•
Annual Purchase Limit: No participant may accrue a right to purchase shares under the ESPP at a rate that exceeds $25,000 for each calendar year in which an option is outstanding at any time, based on the fair market value of the stock at the time the option is granted.

•	One-Year Holding Period: Participants must hold the shares purchased under the ESPP for at least one year, unless the participant dies or terminates employment due to disability.
Description of the ESPP
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix A and incorporated into this Proxy Statement by reference.
Purpose
The purpose of the ESPP is to provide employees of the Company and participating subsidiaries and other service providers employed by participating entities with an opportunity to purchase Company common stock through accumulated payroll deductions.
Administration
The ESPP is administered by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee has the discretionary authority to do everything necessary and appropriate to administer the ESPP, including, without limitation, interpreting the provisions of the ESPP. All actions, decisions and determinations of, and interpretations by the Compensation Committee with respect to the ESPP will be final and binding upon all participants.
2022 Proxy Statement 41

Shares Reserved
Two million shares of Company common stock are reserved for issuance under the ESPP, subject to adjustment for stock splits, stock dividends or other changes in the Company’s capital stock.
Participation
Only employees of the Company or a participating subsidiary and other service providers employed by participating entities are eligible to be granted options under the ESPP and, in no event may a participant be granted an option under the ESPP following his or her termination date. In addition, no employee may participate in an offering period if the employee owns 5% or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries. An employee will be eligible to participate in the ESPP on the first enrollment date that occurs at least 30 days after such employee’s first date of employment with the Company or a participating entity; provided that such employee properly completes and submits an election form by the deadline prescribed by the Company. As of the record date, approximately 316 employees would be eligible to participate in the ESPP, of which 34 are employed by an affiliate of the Manager.
Payroll Deductions
A participant may elect to have payroll deductions made during an offering period in an amount not in excess of 50% of the participant’s eligible compensation (or such greater amount as the Compensation Committee establishes from time to time). All payroll deductions made by a participant will be credited to his or her purchase account. A participant may not make any additional payments into his or her purchase account.
Offering Periods
Offering periods are three-month periods beginning each January 1st, April 1st, July 1st and October 1st, or such other periods designated by the Compensation Committee that do not exceed twenty-seven (27) months.
Purchase Price of Shares
The purchase price of the shares purchased under the ESPP will be equal to the lesser of 85% of the fair market value of a share on the first business day of the offering period or 85% of the fair market value of a share on the last business day of the offering period.
Limit on Shares Purchased
Unless otherwise determined by the Compensation Committee prior to the beginning of an offering period, no participant may purchase more than 3,000 shares of common stock during any offering period. In addition, no participant may accrue a right to purchase shares under the ESPP (or any other employee stock purchase plan maintained by the Company or any of its subsidiaries) at a rate that exceeds $25,000 for each calendar year in which an option is outstanding at any time, based on the fair market value of the stock at the time the option is granted.
Holding Period
Participants must hold any shares purchased under the ESPP for at least one year after the date the shares are purchased, unless the participant dies or terminates employment due to disability.
42 STARWOOD PROPERTY TRUST

Assignability of Options
Neither payroll deductions credited to a participant’s purchase account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant.
Termination of Employment
On the termination date of a participant for any reason prior to the applicable exercise date, whether voluntary or involuntary, and including termination of employment due to retirement, death or as a result of liquidation, dissolution, sale, merger or a similar event affecting the Company or a participating subsidiary, the corresponding payroll deductions credited to his or her purchase account will be returned to him or her or, in the case of the participant’s death, to the participant’s designated beneficiaries or estate, and his or her option will be automatically terminated.
Corporate Transactions
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option under the ESPP will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding options and return to each participant the payroll deductions credited to such participant’s purchase account or to provide for the offering period in progress to end on a date prior to the consummation of such sale or merger. In the event of the proposed dissolution or liquidation of the Company, the offering period then in progress would terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of shares as of the date on which such offering period terminates or return to each participant the payroll deductions credited to such participant’s purchase account.
Amendments and Termination
Subject to any requirement for shareholder approval under applicable law, the Board or the Compensation Committee may at any time and for any reason amend, modify, suspend, discontinue or terminate the ESPP without notice; provided that no participant’s existing rights in respect of existing options are adversely affected thereby. Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Compensation Committee will be entitled to change the purchase price, offering periods, limit or increase the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in an amount less than or greater than the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board or the Compensation Committee determines in its sole discretion advisable which are consistent with the ESPP.
New Plan Benefits
The benefits that might be received by participating employees under the ESPP cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of the Company’s common stock in future offering periods.
2022 Proxy Statement 43

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to participating in the ESPP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the ESPP that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the ESPP. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
In general, the ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. Under Section 423 of the Code, an eligible employee of the Company or one of its subsidiaries who elects to participate in the ESPP will not recognize any taxable income and the Company will not be entitled to a deduction at the time shares of the Company’s common stock are purchased for the employee under the ESPP. If an employee disposes of the common stock purchased under the ESPP within two years after the grant date (i.e., the first day of the offering period) or one year after the purchase date if later, the employee will recognize compensation taxable as ordinary income, and the Company will generally be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the stock on the purchase date over the purchase price. The employee’s cost basis in the shares will be increased by the amount of ordinary income recognized by the employee, and the employee will recognize capital gain or loss equal to the difference between the price at which the shares are later sold (or otherwise disposed) and the cost basis for the shares, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by such participant as capital gain.
If an employee does not dispose of the common stock purchased under the ESPP until after the holding period described above, the employee will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the purchase price or (ii) the excess of the fair market value of the shares at the time of purchase over the fair market value of the shares on the grant date (i.e., the first day of the offering period). The employee’s cost basis in the shares will be increased by the amount of ordinary income recognized by the employee. The portion of the gain that is in excess of the amount recognized as ordinary income, if any, is taxed as long-term capital gain. If the shares are sold (or otherwise disposed) at a price below the purchase price under the ESPP, the loss will be treated as long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of shares occurring under these circumstances.
Participants who are employed by a participating entity other than the Company or one of its subsidiaries will participate in non-Section 423 offerings under the Plan. Any such employee who elects to participate in the ESPP will recognize taxable income and the Company will be entitled to a deduction at the time shares of the Company’s common stock are purchased for the employee under the ESPP in an amount equal to the excess of the fair market value of the stock on the purchase date over the purchase price. The employee’s cost basis in the shares will be increased by the amount of ordinary income recognized by the employee, and the employee will recognize capital gain or loss equal to the difference between the price at which the shares are later sold (or otherwise disposed) and the cost basis for the shares, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by such participant as capital gain.
Recommendation of the Board
The Board recommends a vote FOR the approval of the Starwood Property Trust, Inc. Employee Stock Purchase Plan.

44 STARWOOD PROPERTY TRUST

PROPOSAL 4:
APPROVAL OF THE STARWOOD PROPERTY TRUST, INC. 2022 MANAGER EQUITY PLAN
In 2017, the Board and the shareholders of the Company approved the Starwood Property Trust, Inc. 2017 Manager Equity Plan (the “2017 Manager Equity Plan”), which provides for the grant of stock options, stock appreciation rights (“SARs”), restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. At the same time, the Board and the shareholders approved the 2017 Equity Plan, which provides for the same types of equity-based awards to natural persons who provide services to the Company, including employees of the Manager. As of March 2, 2022, 2,521,515 shares remained available for future grants under the equity plans, on a combined basis.
Proposed 2022 Manager Equity Plan
On March 15, 2022, the Board approved the 2022 Manager Equity Plan, subject to approval by the Company’s shareholders, that would replace the 2017 Manager Equity Plan and make available an aggregate of 18,700,000 shares for future issuance under either the 2022 Manager Equity Plan or the 2022 Equity Plan, which is also being proposed for approval by shareholders in Proposal 5.
If the 2022 Manager Equity Plan is approved by the Company’s shareholders, then no awards will thereafter be granted by the Company under the 2017 Manager Equity Plan. If the 2022 Manager Equity Plan is not approved by the Company’s shareholders, the Company will continue to operate the 2017 Manager Equity Plan pursuant to its current provisions.
We are asking stockholders to approve the 2022 Manager Equity Plan, as it will allow the Company and the Manager to continue to attract, retain and motivate talented service providers who are critical to the Company's long-term success and growth.
Purpose of the 2022 Manager Equity Plan
The 2022 Manager Equity Plan is intended to afford an incentive to the Manager to increase its efforts on behalf of the Company and to promote the success of the Company’s business.
Description of the 2022 Manager Equity Plan
Under the 2022 Manager Equity Plan, the Company may grant stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. The following description is a summary of the 2022 Manager Equity Plan, which is qualified in its entirety by reference to the complete text of the 2022 Manager Equity Plan, which is attached as Appendix B to this Proxy Statement.
Eligibility
Awards under the 2022 Manager Equity Plan may be granted only to the Manager. The Manager may in turn grant incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an affiliate of the Manager. In determining the type of award to be granted and the terms and conditions of such award, the Board will take into account any factors that the Board may deem relevant in connection with accomplishing the purposes of the 2022 Manager Equity Plan.
Administration
The 2022 Manager Equity Plan will be administered by the Board. Except with respect to an amendment, modification, suspension or early termination of the 2022 Manager Equity Plan, the Board has appointed the Compensation Committee to administer the 2022 Manager Equity Plan. The Board (including the
2022 Proxy Statement 45

Compensation Committee pursuant to its delegated authority) has the authority in its discretion to administer the 2022 Manager Equity Plan and to exercise all the powers and authorities either specifically granted to it under the 2022 Manager Equity Plan or necessary or advisable in the administration of the 2022 Manager Equity Plan, including, without limitation, the authority to grant awards, determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award and make all other determinations deemed necessary or advisable for the administration of the 2022 Manager Equity Plan. Neither the Board nor the Compensation Committee will, without obtaining the approval of the Company’s stockholders, (i) reduce the base or purchase price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR for another stock option or SAR with a lower purchase or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase or base price of such stock option or SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a change in control of the Company (as defined in the 2022 Manager Equity Plan).
Available Shares
The maximum number of shares that may be made subject to awards granted under either the 2022 Manager Equity Plan or the 2022 Equity Plan, on a combined basis, will be 18,700,000 shares of Common Stock. If any shares of Common Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under the 2022 Manager Equity Plan, the 2017 Manager Equity Plan, the Manager Equity Plan, the 2022 Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan and/or withholding taxes in respect of such an award, the shares of Common Stock that were subject to such award will not again be available for awards under the 2022 Manager Equity Plan or the 2022 Equity Plan. If any awards granted under the 2022 Manager Equity Plan, the 2017 Manager Equity Plan, the Manager Equity Plan, the 2022 Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan are cancelled, forfeited, settled in cash or otherwise terminated without the issuance of shares of Common Stock, the shares that were subject to such award will be available for re-issuance under either the 2022 Manager Equity Plan or the 2022 Equity Plan. Shares issued under the 2022 Manager Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company.
In the event of an equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under the Equity Plans and the terms of each outstanding award (including the number and class of securities subject to each such award and the purchase price or base price per share, if applicable), shall be appropriately adjusted by the Compensation Committee. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Compensation Committee regarding any such adjustment shall be final, binding and conclusive.
Termination and Amendment
The 2022 Manager Equity Plan will expire on April 28, 2032, the 10th anniversary of the date on which it is approved by the shareholders of the Company, unless terminated earlier by the Board. The Board may terminate, amend, modify or suspend the 2022 Manager Equity Plan in whole or part at any time, provided that any amendment that requires stockholder approval in order to comply with law, regulation or any stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.
Upon termination of the Management Agreement by the Company for cause or by the Manager for any reason other than for cause or due to a change in the Manager's compensation under the Management
46 STARWOOD PROPERTY TRUST

Agreement, any then unvested awards held by the Manager under the 2022 Manager Equity Plan will be immediately forfeited and cancelled without consideration. Upon any other termination of the Management Agreement or a change in control of the Company (as defined in the 2022 Manager Equity Plan), any award granted under the 2022 Manager Equity Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved.
Terms of Awards
The Board may grant stock options, SARs, restricted stock, restricted stock units or other stock-based awards, including dividend equivalents, under the 2022 Manager Equity Plan on such terms and conditions as the Board deems consistent with the purposes of the 2022 Manager Equity Plan. Such awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Payments to be made by the Company upon the grant, vesting or exercise of an award may be made in such forms as the Board determines, including, without limitation, cash, shares of Common Stock or other property and may be made in a single payment or on a deferred basis. Each award will be evidenced by an award agreement containing the terms and conditions applicable to such award.
Each stock option will be exercisable for no more than ten years after its date of grant. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price for shares of Common Stock subject to a stock option may be paid (i) in cash or by an exchange of Common Stock previously owned by the Manager, (ii) by authorizing the Company to withhold whole shares of Common Stock otherwise issuable pursuant to the exercise of such stock option, (iii) through a “broker cashless exercise” procedure approved by the Board or (iv) a combination of the above.
Each SAR will be exercisable for no more than ten years after its date of grant. The base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with a stock option will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) an amount equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.
Unless otherwise determined by the Board, following a grant of restricted stock, the Manager will have all of the rights of a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to shares of restricted stock.
Prior to settlement of a restricted stock unit, the Manager will have no rights as a stockholder of the Company with respect to such restricted stock unit. The Board is authorized to grant to the Manager the right to received dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the award, subject to such conditions and restrictions as the Board may establish. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents will be paid or credited on the dividend payment date, as though each restricted stock unit held by the Manager were a share of outstanding Common Stock.
New Plan Benefits
The awards under the 2022 Manager Equity Plan will be made in the future at the discretion of the Board, and therefore are not determinable.
2022 Proxy Statement 47

U.S. Federal Income Tax Consequences
The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 2022 Manager Equity Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2022 Manager Equity Plan that may be relevant to the Manager in light of its investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2022 Manager Equity Plan. This section is based on the Internal Revenue Code, of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis.
The Manager will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the Manager makes an election to be taxed at that time. If such election is made, the Manager will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the Manager will recognize compensation taxable as ordinary income at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense. In addition, if the Manager receives dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.
The Manager will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the Manager will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction. The Manager will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. The Manager will recognize compensation taxable as ordinary income upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.
The Manager will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the Manager will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction.
The taxation of other stock based awards will depend on how such awards are structured. The Company may deduct, as a compensation expense, the amount of ordinary income recognized by the Manager in connection with the 2022 Manager Equity Plan at the time such ordinary income is recognized by the Manager.
Recommendation of the Board
The Board recommends a vote FOR the approval of the 2022 Manager Equity Plan.

48 STARWOOD PROPERTY TRUST

PROPOSAL 5:
APPROVAL OF THE STARWOOD PROPERTY TRUST, INC. 2022 EQUITY PLAN
In 2017, the Board and the shareholders of the Company approved the 2017 Equity Plan, which provides for the grant of stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to natural persons who provide services to the Company, including its directors, officers, employees, advisors, consultants or other third party service providers, including employees of the Manager or its affiliates. At the same time, the Board and the shareholders of the Company approved the 2017 Manager Equity Plan, which provides for the same types of equity-based awards to the Manager. As of March 2, 2022, 2,521,515 shares remained available for future grants under the Equity Plans, on a combined basis.
Proposed 2022 Equity Plan
On March 15, 2022, the Board approved the 2022 Equity Plan, subject to approval by the Company’s shareholders, that would replace the 2017 Equity Plan and make available an aggregate of 18,700,000 shares for future issuance under either the 2022 Equity Plan or the 2022 Manager Equity Plan, which is also being proposed for approval by shareholders in Proposal 4.
If the 2022 Equity Plan is approved by the Company’s shareholders, then no awards will thereafter be granted by the Company under the 2017 Equity Plan. If the 2022 Equity Plan is not approved by the Company’s stockholders, the Company will continue to operate the 2017 Equity Plan pursuant to its current provisions.
We are asking stockholders to approve the 2022 Equity Plan, as it will allow the Company to continue to attract, retain and motivate talented service providers who are critical to the Company's long-term success and growth.
Purpose of the 2022 Equity Plan
The 2022 Equity Plan is intended to afford an incentive to the directors, officers, employees, advisors, consultants or other third party service providers to the Company, including employees of the Manager or its affiliates, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.
Description of the 2022 Equity Plan
Under the 2022 Equity Plan, the Company may grant stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to natural persons who provide services to the Company, including its directors, officers, advisors and consultants, and employees of the Manager and its affiliates. The following description is a summary of the 2022 Equity Plan and is qualified in its entirety by reference to the complete text of the 2022 Equity Plan, which is attached as Appendix C to this Proxy Statement.
Eligibility
Awards under the 2022 Equity Plan may be granted to natural persons who, as of the date of grant, provide services to the Company as directors, officers, employees, advisors, consultants or other third party service providers, including employees of the Manager or one of its affiliates. In determining the persons to whom awards may be granted, the type of award to be granted and the terms and conditions of such award, the Board will take into account any factors that the Board may deem relevant in connection with accomplishing the purposes of the 2022 Equity Plan.
2022 Proxy Statement 49

Administration
The 2022 Equity Plan will be administered by the Board. Except with respect to an amendment, modification, suspension or early termination of the 2022 Equity Plan, the Board has appointed the Compensation Committee to administer the 2022 Equity Plan. The Board (including the Compensation Committee pursuant to its delegated authority) has the authority in its discretion to administer the 2022 Equity Plan and to exercise all the powers and authorities either specifically granted to it under the 2022 Equity Plan or necessary or advisable in the administration of the 2022 Equity Plan, including, without limitation, the authority to grant awards, determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award and make all other determinations deemed necessary or advisable for the administration of the 2022 Equity Plan. Neither the Board nor the Compensation Committee will, without obtaining the approval of the Company’s stockholders, (i) reduce the base or purchase price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR for another stock option or SAR with a lower purchase or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase or base price of such stock option or SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a change in control of the Company (as defined in the 2022 Equity Plan).
Available Shares
The maximum number of shares that may be made subject to awards granted under either the 2022 Equity Plan or the 2022 Manager Equity Plan, on a combined basis, will be 18,700,000 shares of Common Stock. If any shares of Common Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under the 2022 Manager Equity Plan, the 2017 Manager Equity Plan, the Manager Equity Plan, the 2022 Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan and/or withholding taxes in respect of such an award, the shares of Common Stock that were subject to such award will not again be available for awards under the 2022 Equity Plan or the 2022 Manager Equity Plan. If any awards granted under the 2022 Manager Equity Plan, the 2017 Manager Equity Plan, the Manager Equity Plan, the 2022 Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan are cancelled, forfeited, settled in cash or otherwise terminated without the issuance of shares of Common Stock, the shares that were subject to such award will be available for re-issuance under either the 2022 Equity Plan or the 2022 Manager Equity Plan. Shares issued under the 2022 Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company.
In the event of an equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under the Equity Plans and the terms of each outstanding award (including the number and class of securities subject to each such award and the purchase price or base price per share, if applicable), shall be appropriately adjusted by the Compensation Committee. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Compensation Committee regarding any such adjustment shall be final, binding and conclusive.
50 STARWOOD PROPERTY TRUST

Termination and Amendment
The 2022 Equity Plan will expire on April 28, 2032, the 10th anniversary of the date on which it is approved by the shareholders of the Company, unless terminated earlier by the Board. The Board may terminate, amend, modify or suspend the 2022 Equity Plan in whole or part at any time, provided that any amendment that requires stockholder approval in order to comply with law, regulation or any stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.
Unless otherwise determined by the Board, all unvested awards granted under the 2022 Equity Plan that are held by a participant who has ceased to provide services to the Company will be immediately cancelled and forfeited without consideration. The applicable award agreement will include the terms under which a stock option or SAR remains exercisable following termination of service with the Company. Upon a change in control of the Company (as defined in the 2022 Equity Plan), any award granted under the 2022 Equity Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to have been fully achieved.
Terms of Awards
The Board may grant stock options, SARs, restricted stock, restricted stock units or other stock-based awards, including dividend equivalents, under the 2022 Equity Plan on such terms and conditions as the Board deems consistent with the purposes of the 2022 Equity Plan. Such awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Payments to be made by the Company upon the grant, vesting or exercise of an award may be made in such forms as the Board determines, including, without limitation, cash, shares of Common Stock or other property and may be made in a single payment or on a deferred basis. Each award will be evidenced by an award agreement containing the terms and conditions applicable to such award.
Each stock option will be exercisable for no more than ten years after its date of grant. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price for shares of Common Stock subject to a stock option may be paid (i) in cash or by an exchange of Common Stock previously owned by a participant, (ii) by authorizing the Company to withhold whole shares of Common Stock otherwise issuable pursuant to the exercise of such stock option, (iii) through a “broker cashless exercise” procedure approved by the Board or (iv) a combination of the above.
Each SAR will be exercisable for no more than ten years after its date of grant. The base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with a stock option will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) an amount equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.
Unless otherwise determined by the Board, following a grant of restricted stock, a participant will have all of the rights of a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to shares of restricted stock.
Prior to settlement of a restricted stock unit, a participant will have no rights as a stockholder of the Company with respect to such restricted stock unit. The Board is authorized to grant to a participant the right to received dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the award, subject to such conditions and restrictions as the Board may establish. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents will be paid or credited on the dividend payment date, as though each restricted stock unit held by the participant were a share of outstanding Common Stock.
2022 Proxy Statement 51

New Plan Benefits
The awards under the 2022 Equity Plan will be made in the future at the discretion of the Board, and therefore are not determinable.
U.S. Federal Income Tax Consequences
The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 2022 Equity Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2022 Equity Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2022 Equity Plan. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis. Each participant is advised to consult his or her own tax advisor concerning the application of the U.S. federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any of the following awards.
A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, if the participant receives dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.
A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable
52 STARWOOD PROPERTY TRUST

as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction.
The taxation of other stock based awards will depend on how such awards are structured. Subject to the deduction limitations under Section 162(m) of the Code, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by the participant in connection with the 2022 Equity Plan at the time such ordinary income is recognized by the participant.
Recommendation of the Board
The Board recommends a vote FOR the approval of the 2022 Equity Plan.

2022 Proxy Statement 53

OUR AUDITORS

PROPOSAL 6:
RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP TO BE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2022
Proposed Independent Registered Public Accounting Firm
Deloitte has served as the independent registered public accounting firm of the Company and its subsidiaries for the calendar year ended December 31, 2021. The Audit Committee has appointed Deloitte to be the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting.
Although there is no requirement that Deloitte’s appointment be terminated if the ratification fails, the Audit Committee will consider, as appropriate, the appointment of other independent registered public accounting firms if the shareholders choose not to ratify the appointment of Deloitte. The Audit Committee may terminate the appointment of Deloitte as our independent registered public accounting firm without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.
Representatives of Deloitte are expected to be present at the Annual Meeting. The representatives of Deloitte will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.
Recommendation of the Board and its Audit Committee
The Board and its Audit Committee recommend a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the calendar year ending December 31, 2022.

54 STARWOOD PROPERTY TRUST

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte to serve as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022. The Audit Committee considered the non-audit services provided by Deloitte and determined that the provision of such services was compatible with maintaining Deloitte’s independence.
The following table presents fees for professional audit services rendered by Deloitte with respect to the Company’s annual financial statements for the calendar years ended December 31, 2021 and 2020 and fees billed for other services rendered by Deloitte during those periods.
	2021 ($)	2020 ($)
Audit Fees(1)	2,789,221	2,455,000
Audit Related Fees	—	—
Tax Fees(2)	48,850	48,850
All Other Fees(3)	3,790	3,790
Total Fees	2,841,861	2,507,640
(1)
Audit Fees primarily represent, for the calendar years ended December 31, 2021 and 2020, fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC in annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as statutory audits, accounting consultations, and issuances of consent and comfort letters included in documents filed with the SEC.

(2)	Tax Fees primarily represent, for the calendar years ended December 31, 2021 and 2020, fees for professional services for tax compliance, tax advice and tax planning.
(3)	All Other Fees represent, for the calendar years ended December 31, 2021 and 2020, fees for the Company’s subscription to Deloitte’s online accounting and reporting technical library.
Pre-Approval Policies for Services of Independent Registered Public Accounting Firm
In accordance with Audit Committee policy and requirements of law, the Audit Committee pre-approves all services to be provided by the independent registered public accounting firm, including all audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval of certain services for up to a year, such as those related to a particular defined task or scope of work, subject to a specific budget. The Audit Committee has authorized its Chair to pre-approve additional services and, if the Chair of the Audit Committee pre-approves a service pursuant to this authority, he or she reviews the matter with the full Audit Committee at its next regularly scheduled meeting. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Company obtains these services from other firms as needed.
For the calendar years ended December 31, 2021 and 2020, all services provided by Deloitte were pre-approved by the Audit Committee pursuant to such policies.
2022 Proxy Statement 55

Report of the Audit Committee
The Board has appointed an Audit Committee consisting of four directors. All of the members of the Audit Committee are “independent” as defined in the NYSE listing standards.
The Audit Committee’s job is one of oversight, as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The independent registered public accounting firm engaged by the Company is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with GAAP.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm for the calendar year ended December 31, 2021. The Audit Committee has also discussed with Deloitte & Touche LLP the other matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, has discussed Deloitte & Touche LLP’s independence with Deloitte & Touche LLP and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2021 for filing with the SEC.
Respectfully submitted by the Audit Committee of the Board.
Strauss Zelnick (Chair)
Richard D. Bronson
Camille J. Douglas
Fred Perpall
56 STARWOOD PROPERTY TRUST

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement
The Company is party to the Management Agreement with the Manager, pursuant to which the Manager provides the day-to-day management of the Company’s operations. The Management Agreement requires the Manager to manage the Company’s business affairs in conformity with the policies and the investment guidelines that are approved and monitored by the Board. The Management Agreement had an initial three-year term and is now renewed for one-year terms unless terminated by either the Company (upon payment of a termination fee if terminated without cause per the terms of the Management Agreement) or the Manager. The terms of the Management Agreement, as amended, are reflected in the below descriptions of the base management fee and incentive fee calculations.
Base Management Fee
The Company pays the Manager a base management fee in an amount equal to 1.5% of the Company’s shareholders’ equity, per annum, calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s shareholders’ equity means: (a) the sum of (i) the net proceeds from all issuances of the Company’s equity securities since inception and equity securities of subsidiaries issued in exchange for properties (allocated on a pro rata basis for such issuances during the fiscal quarter of any such issuance), plus (ii) the Company’s retained earnings and income to non-controlling interests with respect to equity securities of subsidiaries of the Company issued in exchange for properties at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (b) any amount that the Company has paid to repurchase its common stock since inception. It also excludes (1) any unrealized gains and losses and other non-cash items that have impacted shareholders’ equity as reported in the Company’s financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between the Manager and the Independent Directors and approval by a majority of the Independent Directors. As a result, the Company’s shareholders’ equity, for purposes of calculating the management fee, could be greater or less than the amount of shareholders’ equity shown on the Company’s financial statements. The Manager uses the proceeds from its management fee, in part, to pay compensation to its officers and personnel who, notwithstanding that certain of them also are the Company’s officers, receive no cash compensation directly from the Company. The management fee is payable independent of the performance of the Company’s portfolio.
The management fee of the Manager is calculated within 30 days after the end of each quarter and such calculation is promptly delivered to the Company. The Company is obligated to pay the management fee in cash within five business days after delivery to the Company of the written statement of the Manager setting forth the computation of the management fee for such quarter.
Incentive Fee
The Company pays the Manager an incentive fee with respect to each calendar quarter (or any part thereof that the Management Agreement is in effect) in arrears. The Manager is entitled to be paid the incentive fee with respect to each calendar quarter if (a) the Company’s Core Earnings as defined below) for the previous twelve-month period exceeds an 8% threshold and (b) the Company’s Core Earnings for the twelve most recently completed calendar quarters is greater than zero. The incentive fee is an amount, not less than zero, equal to the difference between (a) the product of (i) 20% and (ii) the difference between
2022 Proxy Statement 57

(1) the Company’s Core Earnings for the previous twelve-month period, and (2) the product of (A) the weighted average of the issue price per share of common stock of all of the Company’s public offerings of common stock and including issue price per equity security of subsidiaries of the Company issued in exchange for properties multiplied by the weighted-average number of all shares of common stock outstanding (including any restricted stock units, any restricted shares of common stock and any other shares of common stock underlying awards granted under the Company’s equity incentive plans) and equity securities of subsidiaries issued in exchange for properties or interests therein in the previous twelve-month period, and (B) 8% and (b) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of such previous twelve-month period; provided, however, that, to account for the Company’s spin-off of SWAY (a predecessor company of Invitation Homes), which contained the Company’s single family residential business, (the “SWAY Spin-Off”), for purposes of clause (a)(i)(2)(A) above, on and after January 31, 2014, the computation of the weighted-average issue price per share of common stock is decreased to give effect to the book value per share on January 31, 2014 of the assets of SWAY, and the computation of the average number of shares of common stock outstanding is decreased by the weighted-average number of shares of SWAY distributed in the SWAY Spin-Off on January 31, 2014. One half of each quarterly installment of the incentive fee is payable in shares of the Company’s common stock so long as the ownership of such additional number of shares by the Manager would not violate the 9.8% stock ownership limit set forth in the Company’s charter, after giving effect to any waiver from such limit that the Board may grant in the future. The remainder of the incentive fee is payable in cash. The number of shares to be issued to the Manager is equal to the dollar amount of the portion of the quarterly installment of the incentive fee payable in shares divided by the average of the closing prices of the Company’s common stock on the NYSE for the five trading days prior to the date on which such quarterly installment is paid.
“Core Earnings” is defined under the Management Agreement as GAAP net income (loss) excluding (a) non-cash equity compensation expense, (b) the incentive fee, (c) depreciation and amortization of real estate and associated intangibles, (d) acquisition costs associated with successful acquisitions, (e) any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and (f) to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments, in each case as determined by the Manager and after approval by a majority of the Independent Directors.
Reimbursement of Expenses
The Company is required to reimburse the Manager for the expenses described below. Expense reimbursements to the Manager are made in cash on a monthly basis following the end of each month. The Company’s reimbursement obligation is not subject to any dollar limitation, but is subject to review by the Independent Directors. Because the Manager’s personnel perform certain legal, accounting and due diligence tasks, and other services that outside professionals or outside consultants otherwise would perform, the Manager is paid or reimbursed for the documented cost of performing such tasks, provided that such costs and reimbursements are in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis.
The Company also pays all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. The expenses required to be paid by the Company include, but are not limited to:
•	expenses in connection with the issuance and transaction costs incident to the acquisition, disposition and financing of the Company’s investments;
58 STARWOOD PROPERTY TRUST

•
costs of legal, tax, accounting, consulting, auditing and other similar services rendered for the Company by providers retained by the Manager or, if provided by the Manager’s personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis;

•	the compensation and expenses of the Company’s directors and the cost of liability insurance to indemnify the Company’s directors and officers;
•
costs associated with the establishment and maintenance of any of the Company’s credit facilities, other financing arrangements, or other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of the Company’s securities offerings;

•
expenses connected with communications to holders of the Company’s securities or of the Company’s subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the SEC, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company’s stock on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company’s annual report to its shareholders and proxy materials with respect to any meeting of the Company’s shareholders;

•	costs associated with any computer software or hardware, electronic equipment or purchased information technology services from third party vendors that is used for the Company;
•
expenses incurred by managers, officers, personnel and agents of the Manager for travel on the Company’s behalf and other out-of-pocket expenses incurred by managers, officers, personnel and agents of the Manager in connection with the purchase, financing, refinancing, sale or other disposition of an investment or establishment and maintenance of any of the Company’s securitizations or any of the Company’s securities offerings;

•	costs and expenses incurred with respect to market information systems and publications, research publications and materials and settlement, clearing and custodial fees and expenses;
•	compensation and expenses of the Company’s custodian and transfer agent, if any;
•	the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency;
•	all taxes and license fees;
•
all insurance costs incurred in connection with the operation of the Company’s business except for the costs attributable to the insurance that the Manager elects to carry for itself and its personnel;

•	costs and expenses incurred in contracting with third parties;
•
all other costs and expenses relating to the Company’s business and investment operations, including, without limitation, the costs and expenses of acquiring, owning, protecting, maintaining, developing and disposing of investments, including appraisal, reporting, audit and legal fees;

•
expenses relating to any office(s) or office facilities, including, but not limited to, disaster backup recovery sites and facilities, maintained for the Company or its investments separate from the office or offices of the Manager;

•
expenses connected with the payments of interest, dividends or distributions in cash or any other form authorized or caused to be made by the Board to or on account of holders of the Company’s securities or of the Company’s subsidiaries, including, without limitation, in connection with any dividend reinvestment plan;

2022 Proxy Statement 59

•
any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or any subsidiary, or against any trustee, director, partner, member or officer of the Company or of any subsidiary in his capacity as such for which we or any subsidiary is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency; and

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all other expenses actually incurred by the Manager (except as described below) which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement.

Pursuant to the Sossen Secondment Agreement, the Company is responsible for reimbursing to an affiliate of the Manager a portion of the expenses incurred in connection with Mr. Sossen’s service as the Company’s Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President, including annual base salary, annual cash bonus, employee benefits and any related employee withholding taxes. Except as required under the Sossen Secondment Agreement and reimbursements for certain other personnel as permitted under the Management Agreement, the Company and its subsidiaries do not reimburse the Manager or its affiliates for the salaries and other compensation of its personnel (including pursuant to the Paniry Secondment Agreement), other than for dividend equivalents paid on equity-based compensation.
In addition, the Company may be required to pay its pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the Company’s operations.
Fees Incurred and Paid for 2021
For the calendar year ended December 31, 2021, the Company incurred $77.9 million in base management fees, of which $57.6 million was paid during the calendar year ended December 31, 2021 and $20.3 million was paid in February 2022. For the calendar year ended December 31, 2021, the Company incurred $70.3 million in incentive fees payable to the Manager, of which $19.1 million was paid during the calendar year ended December 31, 2021. One half of the incentive fees incurred during the calendar year ended December 31, 2021 were paid in common stock, as required by the Management Agreement. In February and March 2022, an additional $51.2 million of the total incentive fees was paid, one half of which was similarly paid in common stock. The Company also was obligated to reimburse the Manager for $7.1 million of certain expenses incurred on the Company’s behalf during the calendar year ended December 31, 2021, of which $2.2 million was paid during the calendar year ended December 31, 2021.
Board Approval
The Company’s Chief Executive Officer is also an executive of Starwood Capital Group. As a result, the Management Agreement between the Company and the Manager was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to the Company as if it had been negotiated with an unaffiliated third party. The Management Agreement is intended to provide the Company with access to the Manager’s pipeline of investment opportunities, personnel and experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance. The independent directors of the Board have approved the Management Agreement. Mr. Sternlicht and Mr. Dishner recused themselves from such approval.
Grants of Equity Compensation to the Manager
Under the Company’s equity incentive plans, our Compensation Committee is authorized to approve grants of equity-based awards to the Company’s officers and directors and to the Manager and its personnel and affiliates. On April 4, 2018 the Company granted to the Manager 775,000 restricted stock units which vest ratably on a quarterly basis over a three-year period that began on June 30, 2018. On September 24, 2019,
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the Company granted to the Manager 1,200,000 restricted stock units. Of the amount granted, 218,898 restricted stock units vested immediately on the grant date and the remaining amount vests ratably on a quarterly basis over a three-year period that began on December 31, 2019. On November 9, 2020, the Company granted to the Manager 1,800,000 restricted stock units which vest ratably on a quarterly basis over a three-year period that began on December 31, 2020. These awards of restricted stock units, once vested, are settled in shares of common stock. The Manager is entitled to receive “distribution equivalents” with respect to these restricted stock units, whether or not vested, at the same time and in the same amounts as distributions are paid to the Company’s holders of common stock.
On May 4, 2017, at the Company’s 2017 annual meeting of shareholders, shareholders approved the 2017 Manager Equity Plan, which allows for the issuance of up to 11,000,000 stock options, stock appreciation rights, restricted stock units or other equity-based awards or any combination thereof (determined on a combined basis with the 2017 Equity Plan) to the Manager. The maximum number of such equity awards that may be issued to the Manager shall be reduced by the number of shares of common stock issued and awards granted under the 2017 Equity Plan. The 2017 Manager Equity Plan succeeded and replaced the previous manager equity plan.
SEREF and Related Transactions
In December 2012, the Company acquired 9,140,000 ordinary shares for approximately $14.7 million in Starwood European Real Estate Finance Limited, a debt fund that is managed by an affiliate of the Manager and is listed on the London Stock Exchange (“SEREF”), in connection with SEREF’s initial public offering (the “SEREF Investment”), which equated to an approximate 4% ownership interest in SEREF. As of December 31, 2021, the Company’s shares represented an approximate 2% ownership interest in SEREF.
In July 2021, a Euro-denominated $68.0 million loan participation acquired in March 2018 from SEREF, which was secured by a luxury resort in Estepona, Spain, was paid in full.
The Company co-originates, along with SEREF and/or certain other investment funds affiliated with the Manager, various foreign currency denominated loans to third party borrowers in which each lender holds a separate portion of the loan. The loans are independently underwritten and legally separate, and the transaction is directly between the Company and the third party borrower. As a result, the Company does not consider these to be related party transactions.
SCG Core-Plus Investment
In October 2014, the Company committed $150.0 million for a 33% limited partner equity interest in SCG Core-Plus Retail Fund, L.P., an affiliate of the Manager (“SCG Core-Plus”), of which $132.0 million was funded in October 2014. An unaffiliated third party made an additional investment as a limited partner in SCG Core-Plus on substantially similar terms. In August 2017, the Company funded the remaining $15.5 million capital commitment in SCG Core-Plus. The Company had reduced its investment carrying value to zero as of December 31, 2019 based on its estimate of the fair value of the underlying retail assets as of that date. During the year ended December 31, 2021, the Company did not recognize any further income or loss or receive any distributions on its investment in SCG Core Plus. SCG Core-Plus was established for the purpose of acquiring and operating four regional shopping malls located in Florida, Michigan, North Carolina and Virginia. An affiliate of the Manager serves as the general partner of SCG Core-Plus.
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Office Campus Loan Investment
In August 2017, the Company originated a $339.2 million first mortgage and mezzanine loan for the acquisition of an office campus located in Irvine, California. An affiliate of the Manager has a non-controlling equity interest in the borrower. The first mortgage and mezzanine loan are each interest-only and carry interest rates of one-month LIBOR plus 2.25% and one-month LIBOR plus 4.50%, respectively. The loans had an initial maturity of September 2020 with two one-year extension options, both of which have been exercised. In August 2020, the Company received a $245.0 million partial repayment on the loans. The outstanding balance as of December 31, 2021 is $29.4 million.
Energy Loans
In January 2018, the Company acquired a $130.0 million first mortgage participation from a third party, which bears interest at three-month LIBOR plus 4.00% and matures in December 2024. The loan is secured by three coal-fired power plants located in the United States. Starwood Energy Group, an affiliate of the Manager, is the borrower under the loan. The outstanding balance of this loan participation was $52.0 million as of December 31, 2021.
In February 2019, the Company acquired a $60.0 million participation in a $925.0 million first priority infrastructure term loan. In April 2019 and July 2019, the Company acquired participations of $5.0 million and $16.0 million, respectively, in a $350.0 million upsize to the term loan. The loan is secured by four domestic natural gas power plants. The Company’s outstanding participations, totaling $65.0 million as of December 31, 2021, bear interest at one-month LIBOR plus 3.75% and mature in December 2025. Starwood Energy Group, an affiliate of the Manager, is the borrower under the term loan.
Residential Mortgage Loans
During the year ended December 31, 2021 the Company acquired $1.2 billion of loans from a residential mortgage originator in which the Company holds an equity interest. In December 2021, the Company sold $4.5 million of loans to the residential mortgage originator. As of December 31, 2021, the Company had outstanding residential loan purchase commitments of $429.3 million to this residential mortgage originator. The Company also has a $4.5 million subordinated loan to this residential mortgage originator which matures in September 2022, after having been further amended in September 2021 to extend the maturity for an additional year. The subordinated loan bears interest at a fixed rate of 8.0%.
Other Loans
In January 2020, the Company originated a $3.5 million bridge loan to a third party borrower for the development and recapitalization of luxury cabin rentals. In February 2020, the bridge loan was repaid, and the Company originated a $99.0 million first mortgage loan to the same borrower. The loan bears interest at a fixed rate of 10.5% plus fees and contains a term of 36 months with two one-year extension options. Certain members of the Company’s executive team and board of directors own equity interests in the borrower. The outstanding balance of this loan was $67.4 million as of December 31, 2021.
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Lease Arrangements
In March 2020, the Company entered into an office lease agreement with an entity which is controlled by the Company’s Chairman and CEO through majority equity ownership of the entity. The leased premises serve as the Company’s new Miami Beach office following the expiration of the Company’s former lease in Miami Beach. The lease is for up to 74,000 square feet of office space, has an initial term of 15 years and requires monthly lease payments starting in the tenth month after lease commencement, which is pending final completion of the premises. The lease payments are based on an annual base rate of $52.00 per square foot that increases by 3% each anniversary following commencement, plus the Company’s pro rata share of building operating expenses. Prior to the execution of this lease, the Company engaged an independent third party leasing firm and external counsel to advise the independent directors of its board of directors on market terms for the lease. The terms of the lease were approved by the Company’s independent directors. In April 2020, the Company provided a $1.9 million cash security deposit to the landlord. During the year ended December 31, 2021, the Company made payments to the landlord of $10.7 million for reimbursements relating to tenant improvements under the terms of the lease.
In December 2021, the Company entered into a sublease with SH Group Hotels & Residences U.S., L.L.C., an affiliate of the Manager, for office space in Los Angeles, California. The sublease commenced December 20, 2021. The sublease is for approximately 5,500 square feet of office space, has an initial term of 4.5 years, and requires monthly lease payments based on an annual base rate of $59.16 per square foot that increases by 3% annually in April, which is equal to that specified in the original lease between the affiliate and the third party landlord.
Other Related Party Arrangements
During 2016, the Company established a co-investment fund that provides key personnel with the opportunity to invest in certain properties included in the Company’s Real Estate Investing and Servicing business segment. These personnel include certain employees of the Company, including Messrs. DiModica and Sossen, as well as employees of affiliates of the Manager (the “Fund Participants”). The fund carries an aggregate commitment of $15.0 million and owns a 10% equity interest in the subsidiary of the Company which owns such properties. As of December 31, 2021, the Fund Participants have funded $4.9 million of such commitment, and it is the Company’s current expectation that there will be no additional funding of this commitment. In an effort to retain key personnel, the Fund Participants are entitled to a promote on their investment, whereby operating profits are distributed assuming implied leverage of 60% on the Fund Participants’ capital accounts. This promote is paid after the Company, as general partner of the fund, earns a 5% preferred return. During 2021, the non-controlling interests related to this fund received cash distributions of $0.2 million.
Highmark Residential (“Highmark”), an affiliate of the Manager, provides property management services for the Company’s Woodstar I and Woodstar II Portfolios. Fees paid by the Company to Highmark are calculated as 3% of gross receipts. During the year ended December 31, 2021, property management fees charged by Highmark were $4.2 million.
Disclosure Regarding Fred Ridley
One of our directors, Mr. Ridley, is a partner with Foley & Larder LLP (“Foley”). In fiscal year 2021, Foley collected no legal fees directly from the Company and $801,685 from or on behalf of the CMBS securitization trusts for which a subsidiary of the Company has been appointed to act as the special
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servicer. For more information regarding CMBS securitization trusts and the role of a special servicer, see below under the heading “CMBS Securitization Trusts and Special Servicing.” Notwithstanding the legal fees paid to Foley, the Board determined that Mr. Ridley is an independent director (under NYSE listing standards or otherwise) due to the below factors:
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Mr. Ridley did not personally perform or supervise any legal services to the Company or its subsidiaries in 2021 and does not personally receive fees or other compensation for these services. Accordingly, there is no direct financial tie to the legal fees which could compromise Mr. Ridley’s independence.

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Foley was first retained by a subsidiary of the Company more than 20 years ago, well before Mr. Ridley was appointed to the Board. Mr. Ridley’s appointment was not related to Foley’s provision of legal services, and Foley does not receive any additional benefit as a result of Mr. Ridley being appointed to the Board.

•	The fees paid to Foley amounted to less than 0.1% of the law firm’s consolidated gross annual revenue for 2021.
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The $801,685 in payments in 2021 to Foley were paid by or on behalf of trusts for which a subsidiary of the Company, LNR Partners LLC (“LNR”), has been appointed to act as the special servicer. This was particularly important to the Board in determining Mr. Ridley’s independence. For accounting purposes, the assets of the trusts are consolidated in the Company’s financials despite the fact that the Company has either no or limited equity and voting interests in the trusts. Foley was retained on behalf of each trust that LNR serviced, and was not retained to represent LNR in its individual capacity or to represent the Company in these matters.

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By way of background, LNR’s primary business is administering the default side of loan servicing for CMBS securitization trusts. LNR retains third party contractors, including law firms such as Foley, to perform legal services related to the collection and restructuring of defaulted loans. Pursuant to its contractual agreements, LNR is prohibited from receiving kickbacks or other benefits from contractors providing services to the trust and LNR has a duty to obtain the most cost effective services. In addition, the CMBS securitizations designate a certificate holder representative (“CCR”) that oversees the special servicer throughout the entire workout of the loan, serving as the ultimate decision maker on behalf of the trust, including the retention of third party vendors in connection with major decisions in accordance with the servicing standard. In general, under the servicing agreements, a CCR has the authority to remove the special servicer without cause at any time. Foley is one of over 85 law firms retained to provide the trusts with legal services. In 2021, the trusts serviced by LNR paid approximately $18.5 million to various law firms for legal services related to defaulted loans. Foley received approximately 4.3% of that total amount. The Company considers these services to be transactional support for the loans in special servicing. In connection with the provision of these services, Foley was not given access to sensitive Company information and was not involved in the Company’s or LNR’s strategic decisions.

For all of the above reasons, the Board is confident that the relationships described above do not affect Mr. Ridley’s ability to exercise his independent judgment with respect to any matter before the Board.
CMBS Securitization Trusts and Special Servicing
CMBS are bonds with payments derived from a loan or a pool of loans on commercial real estate. CMBS securitization is the process by which a loan, or more commonly a group or pool of loans, are packaged together to create CMBS, which are issued and then held by a Real Estate Investment Mortgage Conduit, referred to generally as a CMBS securitization trust. The trust has three agents that have specific roles and authority to act on behalf of the trust: the trustee serves as the holder of title to the loans in the trust; the master servicer provides loan servicing on performing loans; and the special servicer attempts to work out distressed or defaulted loans and provides certain consents on behalf of the trust that are required under the loan documents. As noted above, LNR is a special servicer for certain CMBS securitization trusts. When a loan owned by a trust goes into default or is going into default, the loan is transferred to LNR for servicing.
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Related Party Transaction Practice
The Board does not have a written policy regarding the approval of related party transactions. However, it is the practice of the Board to seek approval of the non-executive directors for any related party transaction (which means any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest) involving a potential conflict of interest. Further, when the Board has previously approved an equity investment in a party that contemplates the right to participate in subsequent debt investments with such party in the ordinary course of the Company’s business (e.g., the disclosures under “-SEREF and Related Transactions”), it is the practice of the Board to seek separate approval of the non-executive directors for any such individual debt investment if the Company is not investing on a pari passu basis with such party.
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INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING

Shareholders Entitled to Vote
The Board has fixed March 2, 2022 as the record date for the determination of shareholders entitled to notice of and to vote their shares of the Company’s common stock, par value $0.01 per share (“common stock”), at the Annual Meeting. As of March 2, 2022, the Company had outstanding 306,507,745 shares of common stock. Each share of common stock entitles its holder to one vote.
Attending the Virtual Annual Meeting
In light of public health concerns regarding the coronavirus outbreak, and in order to provide expanded access, improved communication and cost savings for our shareholders and our Company, this year’s Annual Meeting will be a completely “virtual” meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/STWD2022. Such questions must be confined to matters properly before the Annual Meeting and of general Company concern. You will also be able to vote your shares electronically at the Annual Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Company will post the rules of conduct for the Annual Meeting to its investor relations website prior to the meeting. A recording of the Annual Meeting will be available at www.virtualshareholdermeeting.com/STWD2022 following the Annual Meeting.
The meeting will begin promptly at 3:00 p.m., Eastern time on April 28, 2022. We encourage you to access the meeting prior to the start time. Online access will open at 2:45 p.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page www.virtualshareholdermeeting.com/STWD2022.
Quorum
The presence in person (i.e., virtually via live webcast for this year’s Annual Meeting) or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for purposes of transacting business at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
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Broker Non-Vote
A “broker non-vote” occurs when a bank, broker or other nominee that holds shares for a beneficial owner in “street name” (referenced herein as a “broker”) does not vote on a particular proposal because that broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in street name, the rules of the NYSE provide the record holder (i.e., your broker) with the authority to vote your shares only on certain “routine” matters when it does not receive voting instructions from you. At the Annual Meeting, a broker will have discretionary authority to vote shares on the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022 (Proposal 6), but will not have discretionary authority as to the other proposals presented: the election of director nominees (Proposal 1), the advisory proposal regarding executive compensation (Proposal 2), the approval of the ESPP (Proposal 3), the approval of the 2022 Manager Equity Plan (Proposal 4) or the approval of the 2022 Equity Plan (Proposal 5).
If you hold your shares in street name, please ensure that your shares are voted at the Annual Meeting by timely submitting voting instructions to your broker according to the instructions provided by your broker.
Required Vote
Election of each nominee for the eight director positions (Proposal 1) requires the affirmative FOR vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. Votes “withheld” from one or more director nominees therefore will have no effect on the outcome of the vote with respect to the election of directors. However, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is expected to tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Corporate Governance Committee. For additional details regarding our director resignation policy and the election of directors, see the section of this proxy statement entitled “Our Board—Proposal 1: Election of Directors.” In tabulating the voting results, abstentions and, if applicable, broker non-votes, will have no effect on the election of directors.
The affirmative FOR vote of a majority of votes cast at the Annual Meeting is required to approve all other proposals, including the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement (Proposal 2), the approval of the ESPP (Proposal 3), the approval of the 2022 Manager Equity Plan (Proposal 4), the approval of the 2022 Equity Plan (Proposal 5) and the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2022 (Proposal 6). In tabulating the voting results for each such proposal, abstentions and, if applicable, broker non-votes, are not treated as “votes cast” and will have no effect on the result of such vote.
Although the advisory vote on the Company’s executive compensation as disclosed in this Proxy Statement (Proposal 2) is non-binding, the Board will review the results of the vote and will take them into account as appropriate when making decisions regarding executive compensation.
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How to Vote
You may vote at the Annual Meeting in any of the following ways:
Submitting a Proxy by Telephone or via the Internet: If you are a shareholder of record, you may appoint your proxy by telephone or via the Internet until 11:59 p.m., Eastern time, on April 27, 2022, by following the instructions on the Notice of Internet Availability of Proxy Materials or, if you requested a printed set of the proxy materials, on your proxy card. Easy-to-follow prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. The Company’s telephone and Internet proxy submission procedures are designed to authenticate shareholders by using individual control numbers. If you hold your shares in street name, please check your voting instruction card provided with the proxy materials or contact your broker to determine whether you will be able to provide your instructions by telephone or via the Internet.
Submitting a Proxy by Mail: If you are a shareholder of record and requested to receive a printed set of the proxy materials, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the postage-prepaid envelope provided. If submitted by mail, your proxy must be received by the close of business on April 27, 2022, to be counted. If you hold your shares in street name, you can instruct your broker to vote by following the directions on your voting instruction card provided with the proxy materials.
By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.
Virtually at the Annual Meeting: Shareholders of record may vote virtually during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STWD2022. To vote, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Please note that even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your voting virtually during the Annual Meeting will automatically result in the revocation of any previously submitted proxy.
How Shares Will be Voted
If you are a shareholder of record and you properly complete, sign and return a proxy card or use the telephone or Internet voting procedures, as applicable, to authorize the named proxies to vote your shares, and your proxy card or other proxy authorization is received by the Company in time to be voted at the Annual Meeting, your shares will be voted as specified, unless your proxy is properly revoked prior thereto. As noted above, you may also vote your shares at the virtual Annual Meeting. If you submit a signed proxy card but no specification is made on the proxy card as to any one or more of the proposals, the shares of common stock represented by the proxy will be voted as follows:
FOR the election of each of the director nominees;
FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;
FOR the approval of the ESPP;
FOR the approval of the 2022 Manager Equity Plan;
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FOR the approval of the 2022 Equity Plan; and
FOR the ratification of the appointment by the Audit Committee of Deloitte as the independent registered public accounting firm of the Company for the calendar year ending December 31, 2022.
Revocation of Proxies
A person submitting a proxy has the power to revoke it at any time before it is exercised by (a) attending the Annual Meeting and voting virtually during the meeting, (b) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (c) sending written notice of revocation to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, which must be received by the Company’s Secretary by 5:00 p.m., Eastern time, on April 27, 2022 to have any effect. Attending the Annual Meeting by itself does not automatically revoke any earlier submitted proxy.
Confidentiality of Voting
The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only allows its proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), and its Inspector of Election, American Election Services, LLC (“AES”), examine these documents. Occasionally, shareholders provide written comments on their proxy card, which then may be forwarded to the Company’s management by AES.
Tabulation of Voting Results
AES, the Company’s independent tabulating agent, will count the votes and act as the Inspector of Election at the Annual Meeting.
Solicitation of Proxies
The Company will pay the expenses of soliciting proxies in connection with this Proxy Statement. Proxies may be solicited in person or by mail, telephone, electronic transmission and/or facsimile transmission on the Company’s behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. The Company asks brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of the stock held of record by such persons and to obtain authority to execute proxies, for which the Company will reimburse such persons. Innisfree has been engaged to assist in the solicitation of proxies for the Company for a fee of $20,000 plus reasonable out-of-pocket expenses. When recording votes by telephone or via the Internet, the Company will use procedures designed to authenticate shareholders’ identities, which will allow shareholders to authorize the voting of their shares in accordance with their instructions and confirm that their instructions have been recorded properly.
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List of Shareholders
A list of shareholders entitled to vote at the Annual Meeting will be available at the virtual Annual Meeting at www.virtualshareholdermeeting.com/STWD2022 and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Eastern time, at the Company’s principal executive offices at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, and open to examination by any shareholder for any purpose germane to the Annual Meeting, by contacting the Secretary of the Company.
Availability of Annual Report and Proxy Materials on the Internet
This Proxy Statement and our annual report for the calendar year ended December 31, 2021 are available at www.proxyvote.com by using the control number that is provided to you in the Notice Regarding Internet Availability of Proxy Materials. You may also view such materials on our website at www.ir.starwoodpropertytrust.com/proxymaterials or request printed copies of such materials by mail. Please submit any such request to the attention of the Company’s Secretary, Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.
Recommendations of the Board
The Board recommends a vote:
FOR the election of each of the director nominees;
FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;
FOR the approval of the ESPP;
FOR the approval of the 2022 Manager Equity Plan;
FOR the approval of the 2022 Equity Plan; and
FOR the ratification of the appointment by the Audit Committee of Deloitte as the independent registered public accounting firm of the Company for the calendar year ending December 31, 2022.
Householding
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding or would prefer to receive a
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separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (203) 422-7700 or send a written request to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. If you so request, we will have delivered the requested separate proxy statement and annual report promptly following our receipt of your request.
If your household has received multiple copies of proxy statements and annual reports, you can request the delivery of single copies in the future by notifying the Company as set forth above.
Other Matters
The Board knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.
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SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Proposals received from shareholders are given careful consideration by the Company. Shareholder proposals are eligible for consideration for inclusion in the proxy statement for the 2023 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act if they are received by the Company on or before November 18, 2022. Any proposal should be directed to the attention of the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. In order for a shareholder proposal or nomination submitted outside of Rule 14a-8 to be considered timely under the Company’s Bylaws, it must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the notice for the prior annual meeting, with certain exceptions. For the 2023 annual meeting of shareholders, any such proposal or nomination should be received no earlier than November 18, 2022 and no later than December 18, 2022 and must otherwise meet the requirements set forth in our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 27, 2023.
By Order of the Board,

Andrew J. Sossen
Secretary
Dated: March 18, 2022
Greenwich, Connecticut
72 STARWOOD PROPERTY TRUST

Appendix A

STARWOOD PROPERTY TRUST, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.
Purpose. The purpose of the Plan is to provide Employees with opportunities to purchase common stock of the Company at a discounted purchase price, thereby encouraging increased efforts to promote the interests of the Company and its stockholders. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code with respect to Section 423 Offerings. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in Section 423 Offerings in a manner consistent with the requirements of Section 423 of the Code.

2.	Definitions.
(a)	“Board” means the Board of Directors of the Company.
(b)	“Brokerage Account” means the account in which the Purchased Shares are held.
(c)	“Business Day” means a day on which the New York Stock Exchange is open for trading.
(d)	“Code” means the Internal Revenue Code of 1986, as amended.
(e)	“Committee” means the Compensation Committee of the Board or the designee of the Compensation Committee.
(f)	“Company” means Starwood Property Trust, Inc., a Maryland corporation.
(g)
“Compensation” means a Participant’s base salary or wages, overtime pay, commissions, cash bonuses, and vacation, holiday, and sick pay. Compensation does not include any other forms of compensation, such as income related to stock option awards, stock grants, and other equity incentive awards, expense reimbursements, relocation-related payments, employee benefit plan payments, death benefits, income from non-cash and fringe benefits, and severance.

(h)
“Employee” means any individual who either (i) is a common law employee of the Company or one of its Subsidiaries or (ii) provides full-time services directly to the Company or one of its Subsidiaries but is employed by a Participating Entity that is not a Subsidiary, and in either case whose customary employment with such entity is for (A) at least 20 hours per week and (B) more than 5 months per calendar year. Employment shall be treated as continuing while the individual is

2022 Proxy Statement A-1

on sick leave or other leave of absence approved by the Company or the Participating Entity, as appropriate, and in the case of a Section 423 Offering, only to the extent permitted under Section 423 of the Code. For purposes of the Plan, an individual who performs services for the Company or a Participating Entity pursuant to an agreement that classifies such individual’s relationship with the Company or a Participating Entity as other than a common law employee shall not be considered an “employee” with respect to any period preceding the date on which a court or administrative agency issues a final determination that such individual is an “employee.”
(i)	“Enrollment Date” means the first Business Day of each Offering Period.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(k)	“Exercise Date” means the last Business Day of each Offering Period.
(l)
“Fair Market Value” means the closing transaction price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Shares are not listed on the New York Stock Exchange, the closing transaction price of a Share on the principal national stock exchange on which the Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

(m)	“Non-Section 423 Offering” means an Offering that is not intended to qualify under Section 423 of the Code.
(n)
“Offering” means an offer of an Option under the Plan that may be exercised on the Exercise Date of an Offering Period. Unless otherwise specified by the Committee, each such offer shall be deemed a separate Offering, even if the dates and other terms of the separate Offerings are identical, and the provisions of the Plan shall separately apply to each Offering. To the extent permitted by Section 423 of the Code, the terms of each separate Section 423 Offering need not be identical, provided that the terms of the Plan and an Offering together satisfy Section 423 of the Code. The terms of each separate Non-Section 423 Offering need not be identical in any case.

(o)
“Offering Period” means every 3-month period beginning each January 1st, April 1st, July 1st, and October 1st, or any other period designated by the Committee that does not exceed 27 months. The Committee shall determine the commencement of the first Offering Period under the Plan.

(p)	“Option” means an option granted under the Plan that entitles a Participant to purchase Shares.
(q)	“Participant” means an Employee who satisfies the requirements of Sections 3 and 5 of the Plan.
(r)
“Participating Entity” means each Subsidiary of the Company and each other entity that is listed on Schedule A hereto or is otherwise designated by the Board or the Committee as a Participating Entity. Employees of Participating Entities that are not Subsidiaries shall participate in separate Non-Section 423 Offerings.

(s)	“Plan” means this Starwood Property Trust, Inc. Employee Stock Purchase Plan.
(t)	“Purchase Account” means the account used to purchase Shares through the exercise of Options under the Plan.
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(u)	“Purchase Price” means the lesser of (A) 85% of the Fair Market Value of a Share on the Enrollment Date and (B) 85% of the Fair Market Value of a Share on the Exercise Date.
(v)	“Purchased Shares” means the whole and fractional Shares issued or delivered pursuant to the exercise of Options under the Plan.
(w)	“Section 423 Offering” means an Offering that is intended to qualify under Section 423 of the Code.
(x)	“Securities Act” means the Securities Act of 1933, as amended.
(y)	“Shares” means the shares of common stock, par value $0.01 per share, of the Company.
(z)
“Subsidiary” means an entity, domestic or foreign, of which not less than 50% of the voting equity is held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary, provided that such entity is also a “subsidiary” within the meaning of Section 424 of the Code.

(aa)	“Termination Date” means the date on which a Participant terminates employment or on which the Participant ceases to provide services to the Company or one of its Subsidiaries for any reason.
3.	Eligibility.
(a)	Only Employees shall be eligible to be granted Options, and in no event may a Participant be granted an Option following the Participant’s Termination Date.
(b)
Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option if (A) immediately after the grant, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding Options or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries, or (B) the Option would permit the Employee to purchase stock under this plan and all other employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. For purposes of applying the limit described in clause (B) above to a Participant in a Non-Section 423 Offering who is employed outside of the U.S., the exchange rate shall be determined on the last day of the applicable Offering Period. No Participant may purchase more than 3,000 Shares during any Offering Period.

4.
Option Exercise. Options shall be exercised on behalf of Participants in the Plan every Exercise Date, using payroll deductions that have accumulated in the Participants’ Purchase Accounts during the immediately preceding Offering Period or that have been retained from a prior Offering Period pursuant to Section 8 of the Plan.

5.	Participation.
(a)
An Employee shall be eligible to participate on the first Enrollment Date that occurs at least 30 calendar days after the Employee’s first date of employment with the Company or a Participating Entity by properly completing and submitting an election form by the deadline prescribed by the Company. Participation in the Plan is voluntary.

2022 Proxy Statement A-3

(b)
An Employee who does not become a Participant on the first Enrollment Date on which the Employee is eligible may thereafter become a Participant on any subsequent Enrollment Date by properly completing and submitting an election form by the deadline prescribed by the Company.

(c)
Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period, unless sooner terminated as provided in Section 13 or Section 14 of the Plan.

6.	Payroll Deductions.
(a)
A Participant may elect to have payroll deductions made during an Offering Period equal to no less than 1% of the Participant’s Compensation, up to a maximum of 50% (or any greater amount established by the Committee). The amount of such payroll deductions shall be in whole percentages. All payroll deductions made by a Participant shall be credited to the Participant’s Purchase Account. A Participant may not make any additional payments into the Participant’s Purchase Account. All such payroll deductions shall be made from the Participant’s Compensation after deduction of any tax, social security, and national insurance contributions.

(b)
Except as otherwise permitted in Section 13, a Participant may not increase or decrease the rate of payroll deductions during an Offering Period. A Participant may change the Participant’s payroll deduction percentage under subsection (a) above for any subsequent Offering Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee. The change in amount shall be effective as of the first Enrollment Date following the date of filing of the election change form. In the absence of such a change in election described in this subsection (b), the Participant’s most recently elected payroll deduction percentage shall continue in effect for any subsequent Offering Period.

(c)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of the Plan, a Participant’s payroll deductions may be decreased to 0% at any time during an Offering Period. Payroll deductions shall resume at the rate provided in the Participant’s election form at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 13 of the Plan.

7.
Grant of Option. Subject to the limits in Section 3(b), on the applicable Enrollment Date, each Participant in an Offering Period shall be granted an Option to purchase, on the following Exercise Date, a number of whole and fractional Shares determined by dividing (a) the Participant’s payroll deductions accumulated prior to the Exercise Date and retained in the Participant’s Purchase Account as of the Exercise Date by (b) the applicable Purchase Price.

8.
Exercise of Option. A Participant’s Option shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to the Option shall be purchased for the Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant’s Purchase Account. All other payroll deductions accumulated in a Participant’s Purchase Account and not used to purchase Shares on an Exercise Date shall be distributed to the Participant. During a Participant’s lifetime, a Participant’s Option is exercisable only by the Participant. The Company shall satisfy the exercise of all Participants’ Options for the purchase of Shares through (a) the issuance of authorized but unissued Shares, (b) the transfer of treasury Shares, (c) the purchase of Shares on behalf of the applicable Participants on the open market through an independent broker, or (d) a combination of the foregoing.

9.
Issuance of Stock. The Shares purchased by a Participant shall be issued in book entry form and shall be considered to be issued and outstanding to the Participant’s credit as of the end of the last day of each Offering Period. The Committee may permit or require that shares be deposited directly in a

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Brokerage Account with one or more brokers designated by the Committee or to one or more designated agents of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that Shares be retained with such brokers or agents for a designated period of time and may establish other procedures to permit tracking of disqualifying dispositions of such Shares. The Committee may also impose a transaction fee with respect to a sale of Shares issued to a Participant’s credit and held by such a broker or agent. The Committee may permit Shares purchased under the Plan to participate in a dividend reinvestment plan or program maintained by the Company, and the Committee may establish a default method for the payment of dividends.
10.
Holding Period. Shares credited to a Participant’s Brokerage Account under the Plan may not be sold or otherwise transferred by the Participant until the date that is least 12 months after the Exercise Date on which such Shares were acquired under the Plan, provided that such holding period shall not apply to Shares credited to the Brokerage Account of a Participant who has died or terminated employment due to disability.

11.
Approval by Stockholders. Notwithstanding the above, the Plan shall be subject to the approval of the stockholders of the Company within 12 months after the date the Plan is adopted by the Board, which shall be obtained in the manner and to the degree required under applicable federal and state law.

12.	Administration.
(a)
Powers and Duties of the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and Section 423 of the Code and the regulations thereunder, the Committee shall have the discretionary authority to determine the time and frequency of granting Options, the terms and conditions of the Options, and the number of Shares subject to each Option. The Committee also shall have the discretionary authority to do everything necessary and appropriate to administer the Plan, including by interpreting the provisions of the Plan (consistent with the provisions of Section 423 of the Code). The Committee may delegate its duties and authority to any of the Company’s officers or employees as it determines to be appropriate. All actions, decisions, determinations, and interpretations by the Committee or its delegate with respect to the Plan shall be final and binding upon all Participants and upon their executors, administrators, personal representatives, heirs, and legatees. No member of the Board or the Committee, and no officer or director to whom the Committee has delegated its duties and authority, shall be liable for any action, decision, determination, or interpretation made in good faith with respect to the Plan or any Option. Each Section 423 Offering shall be administered so as to ensure that all Participants have the same rights and privileges provided by Section 423(b)(5) of the Code.

(b)
Brokerage Firm or Financial Institution. The Company, the Board, or the Committee may engage the services of a brokerage firm or financial institution to perform certain ministerial and procedural duties under the Plan. Such duties may include mailing and receiving notices contemplated under the Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing proper tax returns and forms (including information returns) with the appropriate tax authorities and providing to each Participant statements as required by law or regulation.

(c)
Indemnification. Each person who is or has been (A) a member of the Board, (B) a member of the Committee, or (C) an officer or employee of the Company to whom authority was delegated in relation to the Plan shall be indemnified and held harmless by the Company against and from all (x) losses, costs, liabilities, and expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, suit, proceeding, or other action to which such person may be a party or in which such person may be involved by reason of any

2022 Proxy Statement A-5

action taken or failure to act under the Plan (any “Action”) and (y) amounts paid by such person in settlement of any Action, with the Company’s approval, or paid by such person in satisfaction of any judgment in any Action, provided that in any case such person gives the Company an opportunity, at its own expense, to handle and defend the Action before such person undertakes to handle and defend the Action on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, any contract with the Company, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.
13.
Withdrawal. A Participant may withdraw from the Plan by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the Committee, which must be submitted prior to the date specified by the Committee before the last day of the applicable Offering Period (or such earlier day required by the Committee). Upon withdrawal, any payroll deductions credited to the Participant’s Purchase Account prior to the effective date of the Participant’s withdrawal from the Plan shall be returned to the Participant. No further payroll deductions for the purchase of Shares shall be made during subsequent Offering Periods, unless the Participant properly completes and submits an election form by the deadline prescribed by the Company. A Participant’s withdrawal from an offering shall not have any effect upon the Participant’s eligibility to participate in the Plan or in any similar plan that may hereafter be adopted by the Company.

14.
Termination of Employment. On a Participant’s Termination Date occurring prior to an Exercise Date, the corresponding payroll deductions credited to the Participant’s Purchase Account shall be returned to the Participant or, in the case of the Participant’s death, to the person or persons entitled to such credited payroll deductions under Section 17, and the Participant’s Option shall be automatically terminated.

15.	Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.
16.	Stock.
(a)	The stock subject to Options shall be Shares as traded on the New York Stock Exchange or on any other exchange that the Shares may be listed.
(b)
Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 of the Plan, the maximum number of Shares available for sale under the Plan shall be 2,000,000 Shares. On a given Exercise Date, if the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

(c)
A Participant shall have no interest or voting right in Shares covered by the Participant’s Option until the Option is exercised and the Participant becomes a holder of record of Shares acquired pursuant to such exercise.

17.	Designation of Beneficiary. To the extent permitted by applicable law, the Committee may permit Participants to designate beneficiaries to receive any Purchased Shares or payroll deductions in the
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Participant’s Purchase Account in the event of the Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the Purchased Shares and payroll deductions shall be distributed to the Participant’s estate.
18.
Assignability of Options. Neither payroll deductions credited to a Participant’s Purchase Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 13 of the Plan.

19.	Adjustment of Number of Shares Subject to Options.
(a)
Adjustment. Subject to any required action by the stockholders of the Company, the maximum number of securities available for purchase under the Plan, as well as the price per security and the number of securities covered by each Option that has not yet been exercised shall be appropriately adjusted in the event of any a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, excluding the conversion of any convertible securities of the Company. Such adjustment shall be made by the Board or the Committee, whose determination shall be final, binding, and conclusive. Except as expressly provided in this Section 19(a), no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. The Options granted pursuant to a Section 423 Offering shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of Shares as of the date on which such Offering Period terminates or return to each Participant the payroll deductions credited to the Participant’s Purchase Account.

(c)
Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding Options and return to each Participant the payroll deductions credited to such Participant’s Purchase Account or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.

20.	Amendments to and Termination of the Plan.
(a)
The Board or the Committee may at any time and for any reason amend, modify, suspend, discontinue, or terminate the Plan without notice, provided that no Participant’s existing rights with respect to existing Options are adversely affected. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval in any manner and to any degree required.

2022 Proxy Statement A-7

(b)
Without stockholder consent and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Board or the Committee may (A) change the Purchase Price or Offering Periods, (B) limit or increase the frequency or number of changes in the amount withheld during an Offering Period, (C) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (D) permit payroll withholding in an amount less or greater than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, (E) establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, (F) and establish other limitations or procedures that the Board or the Committee determines in its sole discretion advisable and consistent with the Plan, except that changes to (1) the Purchase Price, (2) the Offering Period, (3) the maximum percentage of Compensation that may be deducted pursuant to Section 6(a) of the Plan, or (4) the maximum number of Shares that may be purchased in an Offering Period shall not be effective until communicated to Participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.

21.
No Other Obligations. The receipt of an Option shall not impose any obligation upon a Participant to purchase any Shares covered by the Option. The granting of an Option shall not constitute an agreement or an understanding, express or implied, on the part of the Company to employ the Participant for any specified period.

22.
Notices and Communication. Any notice or other form of communication that the Company or a Participant may be required or permitted to give to the other shall be provided through means designated by the Committee, which may be through any paper or electronic method.

23.	Conditions for Exercise and Issuance.
(a)
Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto would comply with all applicable law, domestic or foreign, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares are then listed. Issuance of Shares with respect to an Option shall be subject to the approval of the Company’s counsel with respect to such compliance.

(b)
As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of the Company’s counsel, such a representation is required by applicable law as described in subsection (a) above.

24.
General Compliance. The Plan shall be administered and Options exercised in compliance with the Securities Act, Exchange Act, and all other applicable securities laws and Company policies, including any insider trading policy of the Company.

25.
Term of the Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board and its approval by the stockholders of the Company and shall continue in effect until terminated pursuant to Section 20 of the Plan.

26.
Governing Law. The Plan and all Options shall be construed in accordance with and governed by the laws of the state of Maryland, without reference to choice-of-law principles and subject in all cases to the Code and regulations thereunder.

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27.
Non-U.S. Participants. To the extent permitted under Section 423 of the Code, without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on terms and conditions different from those specified in the Plan, as in the judgment of the Company may be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Company may make modifications or establish procedures or subplans and the like as necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Entities operate or have employees. Each subplan shall constitute a separate “offering” under the Plan in accordance with Treas. Reg. §1.423-2(a).

2022 Proxy Statement A-9

Schedule A

Participating Entities
Starwood Capital Operations LLC

Subject to approval by a duly authorized officer of the Company, SPT Commercial Mortgage, LLC

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Appendix B

STARWOOD PROPERTY TRUST, INC.

2022 MANAGER EQUITY PLAN

2022 Proxy Statement B-1

STARWOOD PROPERTY TRUST, INC.

2022 MANAGER EQUITY PLAN

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STARWOOD PROPERTY TRUST, INC.

2022 MANAGER EQUITY PLAN

1.	Purpose; Types of Awards.
The purpose of the Starwood Property Trust, Inc. 2022 Manager Equity Plan (the “Plan”) is to issue equity-based incentives to SPT Management, LLC, a Delaware limited liability company (the “Manager”), which may in turn issue incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an Affiliate (as defined in Section 2) of the Manager, in order to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards.
This Plan replaces the Starwood Property Trust, Inc. 2017 Manager Equity Plan, as amended, which shall terminate on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Predecessor Plans shall remain in effect in accordance with their terms.
2.	Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
“Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(c)	“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(d)	“Board” means the Board of Directors of the Company.
(e)	“Change in Control” means the occurrence of any one of the following events:
(i)
During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

2022 Proxy Statement B-3

(ii)
Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(iii)
The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (1) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)	The consummation of a sale of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur. Solely with respect to any award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined
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under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant's rights to such Award become vested or otherwise unconditional upon the Change in Control.
(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.
(g)
“Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h)	“Company” means Starwood Property Trust, Inc., a Maryland corporation, or any successor corporation.
(i)	“Effective Date” means April 28, 2022, the date on which the Plan was approved by the Company’s stockholders.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
(k)
“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(l)	“Management Agreement” means the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as such may be amended from time to time.
(m)	“Manager” means SPT Management, LLC, a Delaware limited liability company.
(n)	“Option” means a right, granted to the Manager under Section 6(b)(i), to purchase shares of Stock.
(o)
“Other Stock-Based Award” means a right or other interest granted to the Manager that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.

(p)
“Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(q)	“Plan” means this Starwood Property Trust, Inc. 2022 Manager Equity Plan, as amended from time to time.
2022 Proxy Statement B-5

(r)	“Predecessor Plans” means (i) the Starwood Property Trust, Inc. Manager Equity Plan and (ii) the Starwood Property Trust, Inc. 2017 Manager Equity Plan.
(s)	“Restricted Stock” means an Award of shares of Stock to the Manager under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.
(t)
“Restricted Stock Unit” or “RSU” means a right granted to the Manager under Section 6(b)(iv) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(u)	“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.
(v)	“Stock” means shares of the common stock, par value $0.01 per share, of the Company.
(w)
“Stock Appreciation Right” or “SAR” means the right granted to the Manager under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

3.	Administration.
The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iii) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (iv) make adjustments in the terms and conditions of Awards; (v) construe and interpret the Plan and any Award; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of the Award Agreements (which need not be identical for each grant); and (viii) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, the Manager (or any person claiming any rights under the Plan from or through the Manager) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s stockholders, (a) reduce the purchase or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (c) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change in Control.
B-6 STARWOOD PROPERTY TRUST

4.	Eligibility.
Awards under the Plan may be granted only to the Manager. In determining the type of Award to be granted and the terms and conditions of such Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.
5.	Stock Subject to the Plan.
The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to 18,700,000, less any shares of common stock issued or subject to awards granted under the Company’s 2022 Equity Plan, subject to adjustment as provided herein. Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under this Plan, a Predecessor Plan or the Company’s Equity Plan, Non-Executive Director Stock Plan, 2017 Equity Plan or 2022 Equity Plan and/or withholding taxes in respect of such an award, the shares of Stock that were subject to such award shall not again be available for Awards under the Plan. If any shares subject to an award granted under this Plan, a Predecessor Plan or the Company’s Equity Plan, Non-Executive Director Stock Plan, 2017 Equity Plan or 2022 Equity Plan are forfeited, cancelled, exchanged or surrendered or if such an award is settled in cash or otherwise terminates or expires without a distribution of shares to the Manager (other than as provided in the immediately preceding sentence), the shares of Stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding Option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock award and Restricted Stock Unit award (including the number and class of securities subject thereto), and the terms of each outstanding Other Stock-Based Award (including the number and class of securities subject thereto) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
6.	Terms of Awards.
(a)
General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with

2022 Proxy Statement B-7

respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.
(b)
Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)	Options. The Board is authorized to grant Options to the Manager on the following terms and conditions:
(A)
Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid (i) in cash or by an exchange of Stock previously owned by the Manager, (ii) by authorizing the Company to withhold whole shares of Stock otherwise issuable pursuant to the exercise of such Option, (iii) through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or (iv) a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that the Manager may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B)
Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(C)
Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)	Stock Appreciation Rights. The Board is authorized to grant SARs to the Manager on the following terms and conditions:
(A)
In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Board.

B-8 STARWOOD PROPERTY TRUST

(B)
Right Conferred. An SAR shall confer on the Manager a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR).

(C)
Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(D)
Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

(iii)	Restricted Stock. The Board is authorized to grant Restricted Stock to the Manager on the following terms and conditions:
(A)
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, following a grant of Restricted Stock, the Manager shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(B)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Manager, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(C)
Dividends/Distributions. Unless otherwise determined by the Board, dividends and distributions paid on Restricted Stock shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends or distributions. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

2022 Proxy Statement B-9

(iv)	Restricted Stock Units. The Board is authorized to grant RSUs to the Manager, subject to the following terms and conditions:
(A)
Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)
Dividend/Distribution Equivalents. The Board is authorized to grant to the Manager the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Manager, and may be settled in cash or Stock, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Stock equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Manager as though each RSU held by such Manager were a share of outstanding Stock.

(v)
Other Stock-Based Awards. The Board is authorized to grant Awards to the Manager in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture.

7.
Termination of Management Agreement. Upon termination of the Management Agreement either (i) by the Company for “cause” (as defined in the Management Agreement) or (ii) by the Manager for any reason other than for “cause” (as defined in the Management Agreement) or other than due to an adverse change in the Manager’s compensation thereunder, all unvested Awards then held by the Manager and all accrued and unpaid dividends or dividend equivalents related thereto shall be immediately cancelled and forfeited without consideration. Upon termination of the Management Agreement for any reason other than as enumerated in the immediately preceding sentence, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the Manager unless the termination of the Management Agreement also constitutes a “separation from service” within the meaning of Section 409A of the Code.

8.
Change in Control. In the event of a Change in Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the Manager unless the transaction constituting a Change in Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.

B-10 STARWOOD PROPERTY TRUST

9.	General Provisions.
(a)	Nontransferability. Awards granted to the Manager under the Plan shall not be transferable by Manager and shall be exercisable only by the Manager.
(b)
No Right to Continued Service. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon the Manager the right to continue to provide services to the Company or any parent or subsidiary of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate the Management Agreement in accordance with its terms.

(c)
Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to the Manager, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and the Manager to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(d)	Effective Date; Amendment and Termination.
(i)	The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders.
(ii)
The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of the Manager, without the Manager’s consent, under any Award theretofore granted under the Plan.

(e)
Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of the Manager, without the Manager’s consent, under any Award theretofore granted.

(f)
No Rights to Awards; No Stockholder Rights. The Manager shall have no claim to be granted any Award under the Plan. Each Award may be subject to different terms and conditions, as determined by the Board. Except as provided specifically herein, the Manager shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a stock certificate to the Manager for such shares.

(g)
Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to the Manager pursuant to an Award, nothing contained in the Plan or any Award shall give the Manager any rights that are greater than those of a general creditor of the Company.

2022 Proxy Statement B-11

(h)
No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Regulations and Other Approvals.
(i)
The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)
Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)
In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require the Manager receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by the Manager is acquired for investment only and not with a view to distribution.

(iv)
The Board may require the Manager, as a condition precedent to receipt of an Award or of shares of Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(j)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.
(k)
Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code).

B-12 STARWOOD PROPERTY TRUST

Appendix C

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

2022 Proxy Statement C-1

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

C-2 STARWOOD PROPERTY TRUST

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

1.	Purpose; Types of Awards.
The purposes of the Starwood Property Trust, Inc. 2022 Equity Plan (the “Plan”) are to afford an incentive to the directors and officers, employees, advisors, consultants and other third party service providers of Starwood Property Trust, Inc. (the “Company”) who are in any case natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates who are providing services to the Company, to continue as directors, officers, employees, advisors, consultants or other third party service providers, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards.
This Plan succeeds and replaces the Starwood Property Trust, Inc. 2017 Equity Plan, as amended, which shall terminate on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Predecessor Plans shall remain in effect in accordance with their terms.
2.	Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
“Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(c)	“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(d)	“Board” means the Board of Directors of the Company.
(e)	“Change in Control” means the occurrence of any one of the following events:
(i)
During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of

2022 Proxy Statement C-3

the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(ii)
Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(iii)
The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (1) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)	The consummation of a sale of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur. Solely with respect to any award that constitutes “deferred compensation” subject to Section
C-4 STARWOOD PROPERTY TRUST

409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant's rights to such Award become vested or otherwise unconditional upon the Change in Control.
(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.
(g)
“Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h)	“Company” means Starwood Property Trust, Inc., a Maryland corporation, or any successor corporation.
(i)	“Effective Date” means April 28, 2022, the date on which the Plan was approved by the Company’s stockholders.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
(k)
“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(l)	“Management Agreement” means the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as such may be amended from time to time.
(m)	“Manager” means SPT Management, LLC, a Delaware limited liability company.
(n)	“Option” means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock.
(o)
“Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.

(p)	“Participant” means an eligible person who has been granted an Award under the Plan.
2022 Proxy Statement C-5

(q)
“Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(r)	“Plan” means this Starwood Property Trust, Inc. 2022 Equity Plan, as amended from time to time.
(s)
“Predecessor Plans” means (i) the Starwood Property Trust, Inc. Equity Plan, as amended, (ii) the Starwood Property Trust, Inc. 2017 Equity Plan, as amended and (iii) the Starwood Property Trust, Inc. Non-Executive Director Stock Plan.

(t)	“Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.
(u)
“Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iv) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(v)	“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.
(w)	“Separation from Service” shall have the meaning attributed to such term under Section 409A of the Code.
(x)	“Stock” means shares of the common stock, par value $0.01 per share, of the Company.
(y)
“Stock Appreciation Right” or “SAR” means the right granted to a Participant under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

3.	Administration.
The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (ix) make all other determinations deemed necessary or advisable for the administration of the Plan. All
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decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s stockholders, (a) reduce the purchase or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (c) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change in Control.
4.	Eligibility.
Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, directors or officers, employees, advisors, consultants or other third party service providers of the Company, who in any case are natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.
5.	Stock Subject to the Plan.
The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to 18,700,000, less any shares of common stock issued or subject to awards granted under the Company’s 2022 Manager Equity Plan, subject to adjustment as provided herein. Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock are surrendered to or withheld by the Company as payment of either the exercise price of an option or stock appreciation right granted under this Plan, a Predecessor Plan or the Company’s Manager Equity Plan, 2017 Manager Equity Plan or 2022 Manager Equity Plan and/or withholding taxes in respect of an award granted under any of such plans, the shares of Stock that were subject to such award shall not again be available for Awards under the Plan. If any shares subject to an award under this Plan, any of the Predecessor Plans or the Company’s Manager Equity Plan, 2017 Manager Equity Plan or 2022 Manager Equity Plan are forfeited, cancelled, exchanged or surrendered or if such an award is settled in cash or otherwise terminates or expires without a distribution of shares to the Participant (other than as provided in the immediately preceding sentence), the shares of Stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding Option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock award and Restricted Stock Unit award (including the number and class of securities subject thereto), and the terms of each outstanding Other Stock-Based Award (including the number and class of securities subject thereto) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of
2022 Proxy Statement C-7

outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
6.	Terms of Awards.
(a)
General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

(b)
Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)	Options. The Board is authorized to grant Options to Participants on the following terms and conditions:
(A)
Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid (i) in cash or by an exchange of Stock previously owned by the Participant, (ii) by authorizing the Company to withhold whole shares of Stock otherwise issuable pursuant to the exercise of such Option, (iii) through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or (iv) a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B)
Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

C-8 STARWOOD PROPERTY TRUST

(C)
Termination of Service. Subject to Section 7, an Option may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

(D)
Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)	Stock Appreciation Rights. The Board is authorized to grant SARs to Participants on the following terms and conditions:
(A)
In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Board.

(B)
Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR).

(C)
Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(D)
Termination of Service. Subject to Section 7, an SAR may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SARs, in the event of specified terminations of service, to a date not later than the expiration date of such SARs (or, in the case of a tandem SAR, its related Award).

(E)
Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

2022 Proxy Statement C-9

(iii)	Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:
(A)
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(B)
Forfeiture. Subject to Section 8, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(C)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(D)
Dividends/Distributions. Unless otherwise determined by the Board, dividends paid on Restricted Stock shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends and distributions. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(iv)	Restricted Stock Units. The Board is authorized to grant RSUs to Participants, subject to the following terms and conditions:
(A)
Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)
Forfeiture. Subject to Section 8, upon termination of service to the Company prior to the vesting of RSUs, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such RSUs relate, all RSUs and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement,

C-10 STARWOOD PROPERTY TRUST

or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of RSUs.
(C)
Dividend/Distribution Equivalents. The Board is authorized to grant to Participants the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Stock equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Participant as though each RSU held by such Participant were a share of outstanding Stock.

(v)
Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture.

7.
Termination of Service. Unless otherwise determined by the Board or the Committee, all unvested Awards then held by a Participant who ceases to provide services to the Company, whether through a Separation from Service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option or Stock Appreciation Right may remain exercisable following such a termination of service with the Company.

8.
Change in Control. In the event of a Change in Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the holder of such Award unless the transaction constituting a Change in Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.

9.	General Provisions.
(a)
Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)
No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of, or continue to provide services to, the Company or any parent,

2022 Proxy Statement C-11

subsidiary or Affiliate of the Company or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.
(c)
Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award. The shares of Stock withheld to satisfy such obligation shall not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience.

(d)	Effective Date; Amendment and Termination.
(i)	The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders.
(ii)
The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e)
Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f)
Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

(g)
No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

C-12 STARWOOD PROPERTY TRUST

(h)
Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)
No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)	Regulations and Other Approvals.
(i)
The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)
Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)
In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)
The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(k)
Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.

(l)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.
(m)
Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be

2022 Proxy Statement C-13

provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier).
(n)
Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

(o)
Awards Subject to Clawback.The awards granted under this Plan and any cash payment or shares of Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

C-14 STARWOOD PROPERTY TRUST

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 27, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D70623-P67257 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STARWOOD PROPERTY TRUST, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01)	Richard D. Bronson	05)	Fred Perpall
02)	Jeffrey G. Dishner	06)	Fred S. Ridley
03)	Camille J. Douglas	07)	Barry S. Sternlicht
04)	Solomon J. Kumin	08)	Strauss Zelnick

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D70624-P67257

STARWOOD PROPERTY TRUST, INC.
Annual Meeting of Stockholders
April 28, 2022 at 3:00 PM (ET)
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Barry S. Sternlicht and Andrew J. Sossen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Starwood Property Trust, Inc., to be held on April 28, 2022 at 3:00 PM (ET), virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/STWD2022, and at any adjournments or postponements thereof, as follows. The undersigned revokes any proxy or proxies previously given for such shares of Common Stock. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed proxy card, take in accordance with the proxy granted hereunder. The shares of Common Stock represented by this proxy card will be voted in accordance with specifications made herein. If no specifications are made, this proxy will be voted FOR the election of each director nominee named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. If any other matter is properly brought before the meeting and any adjournments or postponements thereof, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side